Exhibit 10.1(c)

      Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust

               As Amended and Restated Effective January 1, 1998


Century Telephone  Enterprises,  Inc. (the "Company") previously established the
Century Telephone Enterprises, Inc. Dollars & Sense Plan (the "Plan"), for the exclusive benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code section 401(a), which includes a qualified cash or deferred arrangement, as described in Code section 401(k). Effective July 1, 1993, the San Marcos Telephone Company, Inc. and SM Telecorp Companies Retirement Plan was merged into the Plan. Effective January 10, 1998, assets from the PacifiCorp K Plus Employee Savings Plan attributable to participants thereunder who immediately prior to the date of transfer are employees of Pacific Telecom, Inc. were transferred to the Plan.

The provisions of the Plan and Trust relating to the Trustee constitute the trust agreement which is entered into by and between Century Telephone Enterprises, Inc. and Merrill Lynch Trust Company, FSB. The Trust is intended to be tax exempt, as described in Code section 501(a).

The Plan is intended to comply with the qualification requirements of the Small Business Job Protection Act of 1996 (the "SBJPA") and is intended to comply in operation therewith. To the extent that the Plan, as set forth below, is subsequently determined to be insufficient to comply with such requirements and any regulations issued under the SBJPA, the Plan shall later be amended to so comply.

The Plan  constitutes  an amendment  and  restatement  of the Century  Telephone
Enterprises, Inc. Dollars & Sense Plan effective January 1, 1998, which was originally established effective as of May 1, 1986, and its related trust agreement.

The Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, as set forth in this document, is hereby amended and restated effective as of January 1, 1998. The Plan and Trust were last restated generally effective April 1, 1992 and amended five times thereafter including a change in trustee amendment.


Date:  12/31 , 1998                 Century Telephone Enterprises, Inc.
      -------------

                                    By:  /s/ R. Stewart Ewing, Jr.
                                    ------------------------------
                                    Title: Sr. Vice President and C.F.O.

The trust agreement set forth in those provisions of the Plan and Trust which relate to the Trustee is hereby executed.

Date:   2/25, 1999                    Merrill Lynch Trust Company, FSB
      -------------

                                      By:  /s/ Robin Hopkins
                                      --------------------------
                                      Title:  Assistant Vice President


                               TABLE OF CONTENTS


1     DEFINITIONS............................................................1
      -----------

2     ELIGIBILITY...........................................................11
      -----------
      2.1    Eligibility....................................................11
      2.2    Ineligible Employees...........................................11
      2.3    Ineligible, Terminated or Former Participants..................11

3     PARTICIPANT CONTRIBUTIONS.............................................12
      -------------------------
      3.1    Employee Pre-Tax Contribution Election.........................12
      3.2    Changing a Contribution Election...............................12
      3.3    Revoking and Resuming a Contribution Election..................12
      3.4    Contribution Percentage Limits.................................12
      3.5    Refunds When Contribution Dollar Limit Exceeded................13
      3.6    Timing, Posting and Tax Considerations.........................13

4     ROLLOVER  CONTRIBUTIONS AND TRANSFERS FROM AND TO OTHER QUALIFIED
      ------------------------------------------------------------------
      PLANS.................................................................14
      -----
      4.1    Rollover Contributions.........................................14
      4.2    Transfers From and To Other Qualified Plans....................14
      5.1    Employer Match Contributions...................................16

6     ACCOUNTING............................................................18
      ----------
      6.1    Individual Participant Accounting..............................18
      6.2    Sweep Account is Transaction Account...........................18
      6.3    Trade Date Accounting and Investment Cycle.....................18
      6.4    Accounting for Investment Funds................................18
      6.5    Payment of Fees and Expenses...................................18
      6.6    Accounting for Participant Loans...............................19
      6.7    Error Correction...............................................19
      6.8    Participant Statements.........................................20
      6.9    Special Accounting During Conversion Period....................20
      6.10   Accounts for Alternate Payees..................................20

7     INVESTMENT FUNDS AND ELECTIONS........................................21
      ------------------------------
      7.1    Investment Funds...............................................21
      7.2    Responsibility for Investment Choice...........................21
      7.3    Investment Fund Elections......................................22
      7.4    Default if No Valid Investment Election........................22
      7.5    Investment Fund Election Change Fees...........................22

8     VESTING...............................................................23
      -------
      8.1    Fully Vested Accounts..........................................23


9     PARTICIPANT LOANS.....................................................24
      -----------------
      9.1    Participant Loans Permitted....................................24
      9.2    Loan Application, Note and Security............................24
      9.3    Spousal Consent................................................24
      9.4    Loan Approval..................................................24
      9.5    Loan Funding Limits, Account Sources and Funding Order.........24
      9.6    Maximum Number of Loans........................................25
      9.7    Source and Timing of Loan Funding..............................25
      9.8    Interest Rate..................................................25
      9.9    Loan Payment...................................................25
      9.10   Loan Payment Hierarchy.........................................26
      9.11   Repayment Suspension...........................................26
      9.12   Loan Default...................................................26
      9.13   Call Feature...................................................26

10    IN-SERVICE WITHDRAWALS................................................27
      ----------------------
      10.1   In-Service Withdrawals Permitted...............................27
      10.2   In-Service Withdrawal Application and Notice...................27
      10.3   Spousal Consent................................................27
      10.4   In-Service Withdrawal Approval.................................27
      10.5   Payment Form and Medium........................................27
      10.6   Source and Timing of In-Service Withdrawal Funding.............28
      10.7   Hardship Withdrawals...........................................28
      10.8   After-Tax Account Withdrawals..................................29
      10.9   Rollover Account Withdrawals...................................30
      10.10  Disabled Participant Withdrawals...............................30
      10.11  Over Age 59 1/2Withdrawals.....................................31

11    DISTRIBUTIONS   ONCE   EMPLOYMENT   ENDS  OR  BY   REASON  OF  A
      ------------------------------------------------------------------
      PARTICIPANT'S REQUIRED BEGINNING DATE.................................32
      -------------------------------------
      11.1   Benefit Information, Notices and Election......................32
      11.2   Spousal Consent................................................33
      11.3   Payment Form and Medium........................................33
      11.4   Distribution of Small Amounts..................................33
      11.5   Source and Timing of Distribution Funding......................33
      11.6   Latest Commencement Permitted..................................34
      11.7   Payment Within Life Expectancy.................................34
      11.8   Incidental Benefit Rule........................................35
      11.9   Payment to Beneficiary.........................................35
      11.10  Beneficiary Designation........................................35

12    ADP AND ACP TESTS.....................................................37
      -----------------
      12.1   Contribution Limitation Definitions............................37
      12.2   ADP and ACP Tests..............................................40
      12.3   Correction of ADP and ACP Tests for
             Plan Years Commencing After December 31, 1996..................40
      12.4   Multiple Use Test..............................................42
      12.5   Correction of Multiple Use Test................................42
      12.6   Adjustment for Investment Gain or Loss.........................42
      12.7   Testing Responsibilities and Required Records..................42
      12.8   Separate Testing...............................................42

13    MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS..........................44
      --------------------------------------------
      13.1   "Annual Addition" Defined......................................44
      13.2   Maximum Annual Addition........................................44
      13.3   Avoiding an Excess Annual Addition.............................44
      13.4   Correcting an Excess Annual Addition...........................44
      13.5   Correcting a Multiple Plan Excess..............................45
      13.6   "Defined Benefit Fraction" Defined.............................45
      13.7   "Defined Contribution Fraction" Defined........................45
      13.8   Combined Plan Limits and Correction............................46

14    TOP HEAVY RULES.......................................................47
      ---------------
      14.1   Top Heavy Definitions..........................................47
      14.2   Special Contributions..........................................48
      14.3   Adjustment to Combined Limits for Different Plans..............49

15    PLAN ADMINISTRATION...................................................50
      -------------------
      15.1   Plan Delineates Authority and Responsibility...................50
      15.2   Fiduciary Standards............................................50
      15.3   Company is ERISA Plan Administrator............................50
      15.4   Administrator Duties...........................................51
      15.5   Advisors May be Retained.......................................51
      15.6   Delegation of Administrator Duties.............................52
      15.7   Committee Operating Rules......................................52

16    MANAGEMENT OF INVESTMENTS.............................................53
      -------------------------
      16.1   Trust Agreement................................................53
      16.2   Investment Funds...............................................53
      16.3   Authority to Hold Cash.........................................54
      16.4   Trustee to Act Upon Instructions...............................54
      16.5   Administrator Has Right to
             Vote Registered Investment Company Shares......................54
      16.6   Custom Fund Investment Management .............................54
      16.7   Master Custom Fund.............................................55
      16.8   Authority to Segregate Assets..................................55
      16.9   Investment in Company Stock....................................56
      16.10  Voting, Tendering and Exchanging Company Stock.................56
      16.11  Registration and Disclosure for Company Stock..................58

17    TRUST ADMINISTRATION..................................................59
      --------------------
      17.1   Trustee to Construe Trust......................................59
      17.2   Trustee To Act As Owner of Trust Assets........................59
      17.3   United States Indicia of Ownership.............................59
      17.4   Tax Withholding and Payment....................................60
      17.5   Trust Accounting...............................................60
      17.6   Valuation of Certain Assets....................................60
      17.7   Legal Counsel..................................................61
      17.8   Fees and Expenses..............................................61
      17.9   Trustee Duties and Limitations.................................61

18    RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION.....................62
      -------------------------------------------------
      18.1   Plan Does Not Affect Employment Rights.........................62
      18.2   Compliance With USERRA.........................................62
      18.3   Limited Return of Contributions................................62
      18.4   Assignment and Alienation......................................63
      18.5   Facility of Payment............................................63
      18.6   Reallocation of Lost Participant's Accounts....................63
      18.7   Suspension  of Certain Plan  Provisions  During  Conversion
             Period.........................................................63
      18.8   Suspension of Certain Plan Provisions During Other Periods.....64
      18.9   Claims Procedure...............................................64
      18.10  Construction...................................................65
      18.11  Jurisdiction and Severability..................................65
      18.12  Indemnification by Employer....................................65

19    AMENDMENT, MERGER, DIVESTITURES AND TERMINATION.......................66
      -----------------------------------------------
      19.1   Amendment......................................................66
      19.2   Merger.........................................................66
      19.3   Divestitures...................................................66
      19.4   Plan Termination and Complete Discontinuance of
             Contributions..................................................67
      19.5   Amendment and Termination Procedures...........................67
      19.6   Termination of Employer's Participation........................68
      19.7   Replacement of the Trustee.....................................68
      19.8   Final Settlement and Accounting of Trustee.....................68

APPENDIX A - MAPPING OF ACCOUNTS............................................70

APPENDIX B - INVESTMENT FUNDS...............................................71

APPENDIX C - PAYMENT OF PLAN FEES AND EXPENSES..............................73

APPENDIX D - LOAN INTEREST RATE.............................................74


1     DEFINITIONS
      -----------

      When capitalized, the words and phrases below have the following meanings unless different meanings are clearly required by the context:

      1.1 "Account". The records maintained by the Administrator for purposes of accounting for a Participant's interest in the Plan. "Account" may refer to one or all of the following accounts which have been created on behalf of a Participant to hold amounts attributable to specific types of Contributions under the Plan, amounts transferred from the ESOP and amounts transferred from Predecessor Plans in accordance with Section 4.2:

             (a) "Employee Pre-Tax Account". An account created to hold amounts attributable to Employee Pre-Tax Contributions and, if applicable, amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (b) "After-Tax Account". An account created to hold amounts attributable to amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (c) "Rollover Account". An account created to hold amounts attributable to Rollover Contributions and, if applicable, amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (d) "ESOP Transfer Account". An account created to hold amounts attributable to amounts transferred from the ESOP on behalf of participants thereunder pursuant to the diversification requirements of Code section 401(a)(28).

             (e) "Employer Match Account". An account created to hold amounts attributable to Employer Match Contributions (identified as basic Employer Match Contributions in Section 5) and, if applicable, amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (f) "Additional Match Account". An account created to hold amounts attributable to Employer Match Contributions (identified as additional Employer Match Contributions in
                   Section 5) and, if applicable, amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (g) "Discretionary Match Account". An account created to hold amounts attributable to Employer Match Contributions (identified as discretionary Employer Match Contributions in
                   Section 5) and, if applicable, amounts transferred from the Predecessor Plans as set forth on Appendix A.

             (h) "Prior Match Account". An account created to hold amounts attributable to amounts transferred from the Predecessor Plans as set forth on Appendix A.


      1.2 "ACP" or "Average Contribution Percentage". The percentage calculated in accordance with Section 12.1.

      1.3 "Administrator". The Company, which may delegate all or a portion of the duties of the Administrator under the Plan to a Committee in accordance with Section 15.6.

      1.4 "ADP" or "Average Deferral Percentage". The percentage calculated in accordance with Section 12.1.

      1.5 "Alternate Payee". Any spouse, former spouse, child or other dependent (as defined in Code section 152) of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion, of the Participant's Account under the Plan.

      1.6 "Beneficiary". The person or persons who is to receive benefits under the Plan after the death of the Participant pursuant to the "Beneficiary Designation" paragraph in Section 11.

      1.7 "Code". The Internal Revenue Code of 1986, as amended. Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

      1.8 "Committee". If applicable, the committee which has been appointed by the Administrator to administer the Plan in accordance with
             Section 15.6.

      1.9 "Company". Century Telephone Enterprises, Inc. or any successor by merger, purchase or otherwise.

      1.10 "Company Stock". Shares of voting common stock, $1.00 par value, issued by the Company.

      1.11 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code section 125, 402(e)(3), 402(h)(1)(B), 403(b), 457 or, for Plan Years commencing after December 31, 1996, 408(p)(2)(A)(i).

             For purposes of determining benefits under the Plan, Compensation is limited to $150,000 per Plan Year (as adjusted for cost of living increases pursuant to Code sections 401(a)(17) and 415(d)). For Plan Years commencing before January 1, 1997, for purposes of the preceding sentence, in the case of an HCE who is a 5% Owner or one of the 10 most highly compensated Employees, (i) such HCE and such HCE's family group (as defined below) shall be treated as a single employee and the Compensation of each family group member shall be aggregated with the Compensation of such HCE, and (ii) the limitation on Compensation shall be allocated among such HCE and his or her family group members in proportion to each individual's Compensation before the application of this sentence. For purposes of this Section, the term "family group" shall mean an Employee's spouse and lineal descendants who have not attained age 19 before the close of the year in question.

             For purposes of determining HCEs and key employees and for Plan Years commencing after December 31, 1997, for purposes of Section 13.2, Compensation for the entire Plan Year shall be used. For purposes of determining ADP and ACP, Compensation shall be limited to amounts paid to an Eligible Employee while a Participant.

      1.12 "Contribution". An amount contributed to the Plan by the Employer or an Eligible Employee, and allocated by contribution type to Participants' Accounts, as described in Section 1.1.
             Specific types of contribution include:

             (a) "Employee Pre-Tax Contribution". An amount contributed by an eligible Participant in conjunction with his or her Code section 401(k) salary deferral election which shall be treated as made by the Employer on the eligible Participant's behalf.

             (b) "Rollover Contribution". An amount contributed by an Eligible Employee which originated from another employer's or an Employer's qualified plan.

             (c) "Employer Match Contribution". An amount contributed by the Employer on an eligible Participant's behalf based upon the amount contributed by the eligible Participant.

      1.13 "Contribution Dollar Limit". The annual limit placed on each Participant's Employee Pre-Tax Contributions, which shall be $7,000 per calendar year (as adjusted for cost of living increases pursuant to Code sections 402(g)(5) and 415(d)). For purposes of this Section, a Participant's Employee Pre-Tax Contributions shall include (i) any employer contribution under a qualified cash or deferred arrangement (as defined in Code section 401(k)) to the extent not includible in gross income for the taxable year under Code section 402(e)(3) (determined without regard to Code section 402(g)), (ii) any employer contribution to the extent not includible in gross income for the taxable year under Code section 402(h)(1)(B) (determined without regard to Code section 402(g)),
             (iii) any employer contribution to purchase an annuity contract under Code section 403(b) under a salary reduction agreement
             (within the meaning of Code section 3121(a)(5)(D)) and (iv) for calendar years commencing after December 31, 1996, any elective employer contribution under Code section 408(p)(2)(A)(i).

      1.14 "Conversion Period". The period of converting the prior accounting system of any plan and trust which is merged, in whole or in part, into the Plan and Trust, to the accounting system described in
             Section 6.

      1.15 "Direct Rollover". An Eligible Rollover Distribution that is paid by the Plan directly to an Eligible Retirement Plan for the benefit of a Distributee.

      1.16 "Disability" or "Disabled". A medical condition which renders a Participant unable to perform each of the material duties of his or her regular occupation and which is likely to incapacitate the Participant continuously and permanently as evidenced by presentation of medical evidence satisfactory to the Administrator.

      1.17 "Disabled Participant". The Plan status of a Participant during any period he or she is Disabled.

      1.18 "Distributee". A Participant, a Beneficiary (if he or she is the surviving spouse of a Participant) or an Alternate Payee under a
             QDRO  (if  he  or  she  is  the  spouse  or  former   spouse  of  a
             Participant).

      1.19 "Effective Date". The date upon which the provisions of this document become effective. This date is January 1, 1998, unless stated otherwise. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

      1.20 "Eligible Employee". An Employee of an Employer who is recorded as an Employee by the Employer's payroll records, except any Employee:

             (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which the Employer is a party unless the agreement calls for the Employee's participation in the Plan; or

             (b) who is a temporary Employee hired specifically to fill temporary or occasional needs.

      1.21 "Eligible Retirement Plan". An individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts a Distributee's Eligible Rollover Distribution, except that, if the Distributee is the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      1.22 "Eligible Rollover Distribution". A distribution of all or any portion of the balance to the credit of a Distributee, excluding
             (i) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) a distribution to the extent such distribution is required under Code section 401(a)(9); and (iii) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

      1.23   "Employee".  An individual who is:

             (a)   a common-law employee of any Related Company, or

             (b)   a Leased Employee.

      1.24 "Employer". The Company and any other Related Company which adopts the Plan with the approval of the Company.

      1.25 "ERISA". The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific ERISA section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

      1.26 "ESOP". The Century Telephone Enterprises, Inc. Employee Stock Ownership Plan.

      1.27 "Former Participant". The Plan status of an individual after he or she is determined to be a Terminated Participant and his or her Account is distributed or forfeited.

      1.28 "HCE" or "Highly Compensated Employee". An Employee described as a Highly Compensated Employee in Section 12.

      1.29 "Ineligible". The Plan status of an individual who is (1) an Employee of a Related Company which is not then an Employer, (2) an Employee of an Employer, but not an Eligible Employee, or (3) not an Employee.

      1.30   "Ineligible  Participant".  The Plan status of a Participant who is
             (1) an Employee of a Related Company which is not then an Employer, or (2) an Employee of an Employer, but not an Eligible Employee.

      1.31 "Investment Fund". An investment fund as described in Section 16.2. The Investment Funds authorized by the Administrator to be offered under the Plan as of the Effective Date are set forth in Appendix B.

      1.32 "Leased Employee". An individual, not otherwise an Employee, who, pursuant to an agreement between a Related Company and a leasing organization, has performed, on a substantially full-time basis, for a period of at least 12 months, services of any type historically performed by Employees in the business field of the Related Company, unless:


             (a) the individual is covered by a money purchase pension plan maintained by the leasing organization and meeting the requirements of Code section 414(n)(5)(B), and

             (b) such individuals do not constitute more than 20% of all Non-Highly Compensated Employees of all Related Companies (within the meaning of Code section 414(n)(5)(C)(ii)).

             For Plan Years commencing after December 31, 1996, "services under the primary direction or control of the Related Company" shall be substituted for the preceding reference to "services of any type historically performed by Employees in the business field of the Related Company".

      1.33 "Leave of Absence". A period during which an individual is deemed to be an Employee, but is absent from active employment, provided that the absence:

             (a)   was authorized by a Related Company; or

             (b) was due to military service in the United States armed forces and the individual returns to active employment within the period during which he or she retains employment rights under federal law.

      1.34 "Loan Account". The record maintained for purposes of accounting for a Participant's loan and payments of principal and interest thereon.

      1.35 "NHCE" or "Non-Highly Compensated Employee". An Employee described as a Non-Highly Compensated Employee in Section 12.

      1.36 "Normal Retirement Date". The date of a Participant's 65th birthday.

      1.37 "Owner". A person with an ownership interest in the capital, profits, outstanding stock or voting power of a Related Company within the meaning of Code section 318 or 416 (which exclude indirect ownership through a qualified plan).

      1.38 "PacifiCorp Stock". Shares of common stock of PacifiCorp, its predecessor(s), or its successors or assigns, or any corporation with or into which said corporation may be merged, consolidated or reorganized, or to which a majority of its assets may be sold.

      1.39 "Participant". The Plan status of an Eligible Employee after he or she completes the eligibility requirements and enters the Plan as described in Section 2.1 and any individual for whom assets have been transferred from a predecessor plan merged, in whole or in part, with the Plan. A Participant's participation continues until his or her employment with all Related Companies ends and his or her Account is distributed or forfeited.

      1.40 "Pay". The Taxable Income paid to an Eligible Employee by an Employer while he or she is a Participant during the current period plus any salary credit or salary reduction pursuant to Code sections 125 and 402(3)(e) and excluding (i) overtime, (ii) completion bonuses and Christmas bonuses, (iii) restricted stock awards under the Restricted Stock Plan or the Key Employee Incentive Compensation Plan and (iv) reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses, deferred compensation and welfare benefits.

             Pay is limited to $150,000 per Plan Year (as adjusted for cost of living increases pursuant to Code sections 401(a)(17) and 415(d)).

      1.41 "Plan". The Century Telephone Enterprises, Inc. Dollars & Sense Plan set forth in this document, as from time to time amended.

      1.42 "Plan Year". The annual accounting period of the Plan and Trust which ends on each December 31.

      1.43 "Predecessor Plans". Plans that have been merged, in whole or in part, into the Plan, which plans, are as follows:

             (a) San Marcos Telephone Company, Inc. and SM Telecorp Companies Retirement Plan, a qualified profit sharing plan, as described in Code section 401(a), which included a qualified cash or deferred arrangement, as described in Code section 401(k), merged, in whole, herein effective July 1, 1993; and

             (b) PacifiCorp K Plus Employee Savings Plan, a qualified profit sharing plan, as described in Code section 401(a), which includes a qualified cash or deferred arrangement, as described in Code section 401(k), merged, in part, herein effective January 10, 1998.

      1.44 "QDRO". A domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Code section 414(p).

      1.45 "Related Company". With respect to any Employer, that Employer and any corporation, trade or business which is, together with that Employer, a member of the same controlled group of corporations, a trade or business under common control, or an affiliated service group within the meaning of Code sections 414(b), (c), (m) or (o), except that for purposes of Section 13 "within the meaning of Code sections 414(b), (c), (m) or (o), as modified by Code section 415(h)" shall be substituted for the preceding reference to "within the meaning of Code sections 414(b), (c), (m) or (o)".

      1.46 "Required Beginning Date". The latest date benefit payments shall commence to a Participant.

             (a) For calendar years commencing before January 1, 1997, such date shall mean:

                   (1) with regard to a Participant who (i) attained age 70 1/2 in 1996, (ii) did not terminate employment with all Related Companies before January 1, 1997, and
                          (iii) is or was not a 5% Owner, the April 1 that next follows the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) if the Participant elects to apply this clause (ii), the calendar year in which the Participant terminates employment with all Related Companies (and any such election must be made prior to January 1, 1998); and

                   (2) with regard to a Participant who attained age 70 1/2 before January 1, 1996 or, in 1996 if (i) he or she terminated employment with all Related Companies before January 1, 1997 or (ii) is or was a 5% Owner, the April 1 that next follows the calendar year in which the Participant attains age 70 1/2.

                   A Participant shall be considered a 5% Owner for this purpose if such Participant is a 5% Owner as defined in Code section 416(i) (determined in accordance with Code section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66 1/2 or in any subsequent Plan Year.

             (b) For calendar years commencing after December 31, 1996, such date shall mean:

                   (1) with regard to a Participant who attained age 70 1/2 in 1997 or thereafter, the April 1 that next follows the calendar year in which he or she attained age 70 1/2, except that if the Participant (i) did not terminate employment with all Related Companies before January 1 of the calendar year following the calendar year in which he or she attained age 70 1/2, (ii) is not a 5% Owner, such date shall instead mean the April 1 that next follows the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) if the Participant elects to apply this clause (ii), the calendar year in which the Participant terminates employment with all Related Companies (and any such election must be made prior to the April 1 of the calendar year following the calendar year in which he or she attained age 70 1/2); and

                   (2) with regard to a Participant who is a 5% Owner, the April 1 that next follows the calendar year in which the Participant attains age 70 1/2.

                   A Participant shall be considered a 5% Owner for this purpose if such Participant is a 5% Owner with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2.

      1.47 "Settlement Date". For each Trade Date, the Trustee's next business day.

      1.48 "Spousal Consent". The written consent given by a spouse to a Participant's Beneficiary designation. The spouse's consent must acknowledge the effect on the spouse of the Participant's designation, and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior designation that required Spousal Consent at any time before payments begin. Spousal Consent also means a determination by the Administrator that there is no spouse, the spouse cannot be located, or such other circumstances as may be established under Code section 417(a)(2)(B).

      1.49 "Sweep Account". The subsidiary Account for each Participant through which all transactions are processed, which is invested in interest bearing deposits (which may include interest bearing deposits of the Trustee) and/or money market type assets or funds.

      1.50 "Sweep Date". The cut off date and time for receiving instructions for transactions to be processed on the next Trade Date.

      1.51 "Taxable Income". Compensation in the amount reported by the Employer or a Related Company as "Wages, tips, other compensation" on Form W-2, or any successor method of reporting under Code section 6041(d).

      1.52 "Terminated Participant". The Plan status of a Participant who is not an Employee and with respect to whom the Administrator has reported to the Trustee that the Participant's employment has terminated with all Related Companies.

      1.53 "Trade Date". Each day the Investment Funds are valued, which is normally every day the assets of such Investment Funds are traded.

      1.54 "Trust". The legal entity created by those provisions of this document which relate to the Trustee. The Trust is part of the Plan and holds the Plan assets which are comprised of the aggregate of Participants' Accounts and any unallocated funds invested in interest bearing deposits (which may include interest bearing deposits of the Trustee) and/or money market type assets or funds, pending allocation to Participants' Accounts or disbursement to pay Plan fees and expenses.

      1.55 "Trustee". Merrill Lynch Trust Company, FSB, a federal savings bank, chartered under the laws of the United States.

      1.56 "USERRA". The Uniformed Services Employment and Reemployment Rights Act of 1994, as amended.

2     ELIGIBILITY

      2.1    Eligibility

             All Participants as of January 1, 1998 shall continue their eligibility to participate. Each other Eligible Employee shall become a Participant on the first day of employment as an Eligible Employee.

      2.2    Ineligible Employees

             If an Employee completes the above eligibility requirements, but is Ineligible at the time participation would otherwise begin (if he or she were not Ineligible), he or she shall become a Participant on the first subsequent date on which he or she is an Eligible Employee.

      2.3    Ineligible, Terminated or Former Participants

             An Ineligible, Terminated or Former Participant may not make or share in any Contributions, other than such Contributions due to be made on his or her behalf after the date he or she became an Ineligible, Terminated or Former Participant for periods prior to such date, nor may an Ineligible or Terminated Participant be eligible for a new Plan loan (except as described in Section 9.1), during the period he or she is an Ineligible or Terminated Participant, but he or she shall continue to participate for all other purposes. An Ineligible, Terminated or Former Participant shall automatically become an active Participant on the date he or she again becomes an Eligible Employee.

3     PARTICIPANT CONTRIBUTIONS

      3.1    Employee Pre-Tax Contribution Election

             Upon becoming a Participant, an Eligible Employee may elect to reduce his or her Pay by an amount which does not exceed the Contribution Dollar Limit or the limits described in the Contribution Percentage Limits paragraph of this Section 3, and have such amount contributed to the Plan by the Employer as a Employee Pre-Tax Contribution. The election shall be made in such manner and with such advance notice as prescribed by the Administrator and may be limited to a whole percentage of Pay. In no event shall an Employee's Employee Pre-Tax Contributions under the Plan and comparable contributions to all other plans, contracts or arrangements of all Related Companies exceed the Contribution Dollar Limit for the Employee's taxable year beginning in the Plan Year.

      3.2    Changing a Contribution Election

             A Participant who is an Eligible Employee may change his or her Employee Pre-Tax Contribution election as of any January 1, April 1, July 1 or October 1 in such manner and with such advance notice as prescribed by the Administrator, and such election change shall be effective with the first payroll period commencing after such date. A Participant's Contribution election made as a percentage of Pay shall automatically apply to Pay increases or decreases.

      3.3    Revoking and Resuming a Contribution Election

             A Participant may revoke his or her Employee Pre-Tax Contribution election at any time in such manner and with such advance notice as prescribed by the Administrator, and such revocation shall be effective with the first payroll period commencing after such date.

             A Participant who is an Eligible Employee may resume Employee Pre-Tax Contributions by making a new election at the same time in which a Participant may change his or her election in such manner and with such advance notice as prescribed by the Administrator, and such election shall be effective with the first payroll period commencing after such date.

      3.4    Contribution Percentage Limits

             The Administrator may establish and change from time to time, in writing, without the necessity of amending the Plan and Trust, the minimum, if applicable, and maximum Employee Pre-Tax Contribution percentages, prospectively or retrospectively (for the current Plan
             Year), for all Participants. In addition, the Administrator may establish any lower percentage limits for Highly Compensated Employees as it deems necessary to satisfy the tests described in
             Section 12. As of the Effective Date, the Employee Pre-Tax Contribution minimum percentage is 1% and the maximum percentage is 10%.

             Irrespective of the limits that may be established by the Administrator in accordance with the paragraph above, in no event shall the Contributions made by or on behalf of a Participant for a Plan Year exceed the maximum allowable under Code section 415.

      3.5    Refunds When Contribution Dollar Limit Exceeded

             A Participant who makes Employee Pre-Tax Contributions for a calendar year to the Plan and comparable contributions to any other qualified defined contribution plan in excess of the Contribution Dollar Limit may notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant, adjusted for investment gain or loss, shall be refunded to him or her by the April 15 following the year of deferral and shall not be included as an Annual Addition (as defined in Section 13.1) under Code section 415 for the year contributed. The excess amounts shall first be taken from unmatched Employee Pre-Tax Contributions and then from matched Employee Pre-Tax Contributions. Any Employer Match Contributions attributable to refunded excess Employee Pre-Tax Contributions as described in this Section, adjusted for investment gain or loss, shall be forfeited and used to reduce future Contributions to be made by an Employer as soon as administratively feasible. Refunds and forfeitures shall not include investment gain or loss for the period between the end of the applicable calendar year and the date of distribution or forfeiture.

      3.6    Timing, Posting and Tax Considerations

             Participants' Contributions, other than Rollover Contributions, may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant's Account(s) as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specific amount made on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee more than 15 business days following the end of the month that includes the date amounts are deducted from a Participant's Pay (or as that maximum period may be otherwise extended by ERISA). Employee Pre-Tax Contributions shall be treated as Contributions made by an Employer in determining tax deductions under Code section 404(a).

4     ROLLOVER CONTRIBUTIONS AND TRANSFERS FROM AND TO OTHER QUALIFIED PLANS

      4.1    Rollover Contributions

             The Administrator may authorize the Trustee to accept a Rollover Contribution in cash, directly from an Eligible Employee or as a Direct Rollover from another qualified plan on behalf of the Eligible Employee. The Employee shall be responsible for providing satisfactory evidence, in such manner as prescribed by the Administrator, that such Rollover Contribution qualifies as a rollover contribution, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii). Such amounts received directly from an Eligible Employee must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Rollover Contributions shall be posted to the Eligible Employee's Rollover Account as of the date received by the Trustee.

             If the Administrator later determines that an amount contributed pursuant to the above paragraph did not in fact qualify as a rollover contribution, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii), the balance credited to the Participant's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a nonqualified trust established by and for the benefit of the Participant, and (3) distributed to the Participant. Any such amount shall be deemed never to have been a part of the Plan.

      4.2    Transfers From and To Other Qualified Plans

             The Administrator may instruct the Trustee to receive assets in cash or in kind directly from another qualified plan or to transfer assets in cash or in kind directly to another qualified plan; provided that receipt of a transfer shall not be directed if:

             (a) any amounts are not exempted by Code section 401(a)(11)(B) from the annuity requirements of Code section 417 unless the Plan complies with such requirements; or

             (b) any amounts include benefits protected by Code section 411(d)(6) which would not be preserved under applicable Plan provisions.

             The Trustee may refuse to receive any such transfer if:

             (a)   the Trustee finds the in kind assets unacceptable; or

             (b) instructions for posting amounts to Participants' Accounts are incomplete.

             Such amounts shall be posted to the appropriate Accounts of Participants as of the date received by the Trustee. To the extent a receipt of a transfer includes Participant loans, such loans shall continue in effect subject to the terms and conditions in effect as of the date of the transfer or as otherwise agreed to by the Administrator.

             Such transfers shall include transfers from the ESOP on behalf of participants thereunder pursuant to the diversification requirements of Code section 401(a)(28), at such times and in accordance with such procedures as prescribed by the Administrator and agreed to by the Trustee, which amounts shall thereafter be subject to the Plan's distribution provisions.

5     EMPLOYER CONTRIBUTIONS

      5.1    Employer Match Contributions

             (a)   Frequency and Eligibility.

                   Basic Contribution: For each period for which Participants' Contributions are made, the Employer shall make basic Employer Match Contributions, as described in the following Allocation Method paragraph, on behalf of each Participant who contributed during the period.

                   Additional Contribution: For each Plan Year, the Employer may make additional Employer Match Contributions, as described in the following Allocation Method paragraph, on behalf of each Participant who contributed during the Plan Year and was an Eligible Employee on the last day of the Plan Year.

                   Discretionary Contribution: For each Plan Year, the Employer may make discretionary Employer Match Contributions, as described in the following Allocation Method paragraph, on behalf of each Non-Highly Compensated Employee Participant who contributed during the Plan Year and was an Eligible Employee on the last day of the Plan Year.

             (b)   Allocation Method.

                   Basic Contribution: The basic Employer Match Contributions for each period shall total 40% of each eligible Participant's Employee Pre-Tax Contributions for the period, provided that no basic Employer Match Contributions shall be made based upon a Participant's Contributions in excess of 6% of his or her Pay and except that "25% of each eligible Participant's Employee Pre-Tax Contributions" shall be substituted for the preceding reference to "40% of each eligible Participant's Employee Pre-Tax Contributions" with regard to an eligible Participant who is a corporate officer of the Employer. The percentage matching rate and percentage of considered Pay as stated in the preceding sentence shall continue in effect until otherwise changed by resolution of the Employer's board of directors.

                   Additional Contribution: The additional Employer Match Contributions for the Plan Year shall be in an amount determined by the Employer and allocated in proportion to each eligible Participant's basic Employer Match Contributions for the Plan Year to the total of all such Contributions for all other Participants eligible for additional Employer Match Contributions.

                   Discretionary Contribution: The discretionary Employer Match Contributions for the Plan Year shall be in an amount determined by the Employer and allocated in proportion to each eligible Participant's basic Employer Match Contributions for the Plan Year to the total of all such Contributions for all other Participants eligible for discretionary Employer Match Contributions.

             (c)   Timing, Medium and Posting.

                   Basic  Contribution:  The Employer  shall make each  period's basic Employer Match Contribution in cash as soon as administratively feasible, and for purposes of deducting such Contribution, not later than the Employer's federal tax filing date, including extensions. Such amounts shall be paid to the Trustee and posted to each Participant's Employer Match Account once the total basic Employer Match Contribution received has been balanced against the specific amount to be credited to each Participant's Employer Match Account.

                   Additional Contribution: If additional Employer Match Contributions are made, the Employer shall make each Plan Year's additional Employer Match Contribution in cash as soon as administratively feasible, and for purposes of deducting such Contribution, not later than the Employer's federal tax filing date, including extensions. Such amounts shall be paid to the Trustee and posted to each Participant's Additional Match Account once the total additional Employer Match Contribution received has been balanced against the specific amount to be credited to each Participant's Additional Match Account.

                   Discretionary Contribution: If discretionary Employer Match Contributions are made, the Employer shall make each Plan Year's discretionary Employer Match Contribution in cash as soon as administratively feasible, and for purposes of deducting such Contribution, not later than the Employer's federal tax filing date, including extensions. Notwithstanding, for purposes of satisfying the tests
                   described  in  Section  12,   discretionary   Employer  Match
                   Contributions shall be made before the end of the Plan Year following the Plan Year being tested. Such amounts shall be paid to the Trustee and posted to each Participant's
                   Discretionary Match Account once the total discretionary Employer Match Contribution received has been balanced against the specific amount to be credited to each Participant's Discretionary Match Account.

6     ACCOUNTING

      6.1    Individual Participant Accounting

             The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of Account and investment medium. Financial transactions shall be accounted for at the individual Account level by posting each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in shares for the Investment Funds and in dollars for the Sweep and Loan Accounts. At any point in time, the Account value shall be determined using the most recent Trade Date values provided by the Trustee.

      6.2    Sweep Account is Transaction Account

             All transactions related to amounts being contributed to or distributed from the Trust shall be posted to each affected Participant's Sweep Account. Any amount held in the Sweep Account shall be credited with interest up until the date on which it is removed from the Sweep Account.

      6.3    Trade Date Accounting and Investment Cycle

             Participant Account values shall be determined as of each Trade Date. For any transaction to be processed as of a Trade Date, the Trustee must receive instructions for the transaction by the Sweep Date. Such instructions shall apply to amounts held in the Account on that Sweep Date. Financial transactions of the Investment Funds shall be posted to Participants' Accounts as of the Trade Date, based upon the Trade Date values provided by the Trustee, and settled on the Settlement Date.

      6.4    Accounting for Investment Funds

             Investments in each Investment Fund shall be maintained in shares. The Trustee is responsible for determining the share values of each Investment Fund as of each Trade Date. To the extent an Investment Fund is comprised of collective investment funds offered by the
             Trustee  or  any  other  entity   authorized  to  offer  collective
             investment funds, the share values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. All other share values shall be determined by the Trustee. The share value of each Investment Fund shall be based on the fair market value of its underlying assets.

      6.5    Payment of Fees and Expenses

             Except to the extent Plan fees and expenses related to Account maintenance, transaction and Investment Fund management and maintenance, set forth below, are paid by the Employer directly, such fees and expenses shall be paid as set forth below.

             (a) Account Maintenance: Account maintenance fees and expenses, may include but are not limited to, administrative, Trustee, government annual report preparation, audit, legal, nondiscrimination testing and fees for any other special services. Account maintenance fees shall be charged to Participants on a per Participant basis provided that no fee shall reduce a Participant's Account balance below zero.

             (b) Transaction: Transaction fees and expenses, may include but are not limited to, periodic installment payment, Investment Fund election change and loan fees. Transaction fees shall be charged to the Participant's Account involved in the transaction provided that no fee shall reduce a Participant's Account balance below zero.

             (c) Investment Fund Management and Maintenance: Management and maintenance fees and expenses related to the Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Investment Fund.

             The Company may determine that the Employers pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees or who are not Beneficiaries, unless doing so would result in discrimination prohibited under Code section 401(a)(4) or a significant detriment prohibited by Code section 411(a)(11). As of the Effective Date, a breakdown of which Plan fees and expenses shall generally be borne by the Trust (and charged to individual Participants' Accounts or charged at the Investment Fund level and reflected in the net gain or loss of each Investment Fund) and those that shall be paid by the Employer is set forth in Appendix C, which may be changed from time to time by the Company, in writing, without the necessity of amending the Plan and Trust.

             The Trustee shall have the authority to pay any such fees and expenses, which remain unpaid by the Employer for 60 days, from the Trust.

      6.6    Accounting for Participant Loans

             Participant loans shall be held in a separate Loan Account of the Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

      6.7    Error Correction

             The Administrator may correct any errors or omissions in the administration of the Plan by restoring any Participant's Account balance with the amount that would be credited to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer, or by the Trustee to the extent the error or omission is attributable to actions or inactions of the Trustee.

      6.8    Participant Statements

             The Administrator shall provide Participants with statements of their Accounts as soon after the end of each quarter of the Plan Year as administratively feasible.

      6.9    Special Accounting During Conversion Period

             The Administrator and Trustee may use any reasonable accounting methods in performing their respective duties during any Conversion Period. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation.

      6.10   Accounts for Alternate Payees

             A separate Account shall be established for an Alternate Payee entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. In addition, a separate Account may be established during the period of time the Administrator, a court of competent jurisdiction or other appropriate person is determining whether a domestic relations order qualifies as a QDRO. Such a separate Account shall be valued and accounted for in the same manner as any other Account.

             (a) Distributions Pursuant to QDROs. If a QDRO so provides, the portion of a Participant's Account payable to an Alternate Payee may be distributed, in a form permissible under Section 11, to the Alternate Payee at any time
                   beginning   as  soon  as   practicable   after   the   QDRO
                   determination is made, regardless of whether the Participant is entitled to a distribution from the Plan at such time. The Alternate Payee shall be provided the notice prescribed by Code section 402(f).

             (b) Participant Loans. Except to the extent required by law, an Alternate Payee, on whose behalf a separate Account has been established, shall not be entitled to borrow from such Account. If a QDRO specifies that the Alternate Payee is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall generally continue to be held in the Participant's Account and shall not be divided between the Participant's and Alternate Payee's Accounts.

             (c) Investment Direction. Where a separate Account has been established on behalf of an Alternate Payee and has not yet been distributed, the Alternate Payee may direct the investment of such Account in the same manner as if he or she were a Participant.

7     INVESTMENT FUNDS AND ELECTIONS

      7.1    Investment Funds

             Except for Participants' Sweep and Loan Accounts and any unallocated funds invested in interest bearing deposits (which may include interest bearing deposits of the Trustee) and/or money market type assets or funds, pending allocation to Participants' Accounts or disbursement to pay Plan fees and expenses, the Trust shall be maintained in various Investment Funds. The Administrator shall select the Investment Funds offered to Participants and may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Trustee. As of the Effective Date, a list of the Investment Funds offered under the Plan is set forth in Appendix B, which may be changed from time to time by the Administrator, in writing, and as agreed to by the Trustee, without the necessity of amending the Plan and Trust.

             The Administrator may set a maximum percentage of the total election that a Participant may direct into any specific Investment Fund, which maximum, if any, as of the Effective Date is set forth in Appendix B, which may be changed from time to time by the Administrator, in writing, without the necessity of amending the Plan and Trust.

      7.2    Responsibility for Investment Choice

             Each Participant shall direct the investment of all of his or her Accounts except for his or her Employer Match, Additional Match and Discretionary Match Accounts which shall be entirely invested in the Investment Fund specified by the Administrator, which Investment Fund as of the Effective Date is set forth in Appendix B and except that a Participant who has attained age 55 may direct the investment of the balances in these Accounts. Future amounts deposited to his or her Employer Match, Additional Match and Discretionary Match Accounts shall continue to be entirely invested in the Investment Fund specified by the Administrator, until otherwise directed by the Participant.

             Each Participant shall be solely responsible for the selection of his or her Investment Fund choices. No fiduciary with respect to the Plan is empowered to advise a Participant as to the manner in which his or her Accounts are to be invested, and the fact that an Investment Fund is offered shall not be construed to be a recommendation for investment.

             During any Conversion Period, Trust assets may be held in any investment vehicle permitted by the Plan, as directed by the Administrator, irrespective of prior Participant investment elections.

      7.3    Investment Fund Elections

             A Participant shall provide his or her initial investment election upon becoming a Participant and may change his or her investment election at any time in accordance with procedures established by the Administrator and the Trustee. A Participant shall make his or her investment election in any combination of one or any number of the Investment Funds offered in accordance with the procedures established by the Administrator and Trustee. Investment elections received by the Trustee by the Sweep Date shall be effective on the following Trade Date.

      7.4    Default if No Valid Investment Election

             The Administrator shall specify an Investment Fund for the investment of that portion of a Participant's Account which is not yet held in an Investment Fund and for which no valid investment election is on file. The Investment Fund specified as of the Effective Date is set forth in Appendix B, which may be changed from time to time by the Administrator, in writing, without the necessity of amending the Plan and Trust.

      7.5    Investment Fund Election Change Fees

             A reasonable processing fee may be charged directly to a Participant's Account for Investment Fund election changes in excess of a specified number per year as determined by the Administrator.

8     VESTING

      8.1    Fully Vested Accounts

             A Participant shall be fully vested in all Accounts at all times.


9     PARTICIPANT LOANS

      9.1    Participant Loans Permitted

             Loans to Participants and Beneficiaries are permitted pursuant to the terms and conditions set forth in this Section, except that a loan shall not be permitted to a Participant who is no longer an Employee or to a Beneficiary, unless such Participant or Beneficiary is otherwise a party in interest (as defined in ERISA section 3(14)).

      9.2    Loan Application, Note and Security

             A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. Each loan shall be evidenced by a promissory note, secured only by the portion of the Participant's Account from which the loan is made, and the Plan shall have a lien on this portion of his or her Account.

      9.3    Spousal Consent

             A Participant is not required to obtain Spousal Consent in order to borrow from his or her Account under the Plan.

      9.4    Loan Approval

             The Administrator, or the Trustee, if otherwise authorized by the Administrator and agreed to by the Trustee, is responsible for determining that a loan request conforms to the requirements described in this Section and granting such request.

      9.5    Loan Funding Limits, Account Sources and Funding Order

             The loan amount must meet all of the following limits as determined as of the Sweep Date the loan is processed and shall be funded from the Participant's Accounts as follows:

             (a) Plan Minimum Limit. The minimum amount for any loan is $1,000.

             (b) Plan Maximum Limit, Account Sources and Funding Order. Subject to the legal limit described in (c) below, the maximum a Participant may borrow, including the aggregate outstanding balances of existing Plan loans, is 100% of the following of the Participant's Accounts which are fully vested in the priority order as follows:

                          Employee Pre-Tax Account
                          Rollover Account
                          After-Tax Account

             (c) Legal Maximum Limit. The maximum a Participant may borrow, including the aggregate outstanding balances of existing Plan loans, is 50% of his or her vested Account balance, not to exceed $50,000. However, the $50,000 maximum is reduced by the Participant's highest aggregate outstanding Plan loan balance during the 12-month period ending on the day before the Sweep Date as of which the loan is made. For purposes of this paragraph, the qualified plans of all Related Companies shall be treated as though they are part of the Plan to the extent it would decrease the maximum loan amount.

      9.6    Maximum Number of Loans

             A Participant may have only one loan outstanding at any given time, except that a Participant may have more than one loan outstanding if all such loans were initiated under a Predecessor Plan.

      9.7    Source and Timing of Loan Funding

             A loan to a Participant shall be made solely from the assets of his or her own Account. The available assets shall be determined first by Account and then within each Account used for funding a loan, amounts shall first be taken from the Sweep Account and then taken by Investment Fund in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Trade Date on which the loan is processed.

             The loan shall be funded on the Settlement Date following the Trade Date as of which the loan is processed. The Trustee shall make payment to the Participant as soon thereafter as administratively feasible.

      9.8    Interest Rate

             The interest rate charged on Participant loans shall be a fixed reasonable rate of interest, determined from time to time by the Administrator, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. As of the Effective Date, the interest rate is determined as set forth in Appendix D, which may be changed from time to time by the Administrator, in writing, without the necessity of amending the Plan and Trust.

      9.9    Loan Payment

             Substantially level amortization shall be required of each loan with payments made at least monthly, generally through payroll deduction. Loans may be prepaid in full or in part at any time. The Participant may choose the loan repayment period, not to exceed five years, except that the repayment period may be for any period not to exceed 10 years if the purpose of the loan is to acquire the Participant's principal residence.

      9.10   Loan Payment Hierarchy

             Loan principal payments shall be credited to the Participant's Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Participant's Accounts in direct proportion to the principal payment. Loan payments credited to Accounts for which the Participant directs investment as described in Section 7 are credited to the Investment Funds based upon the Participant's current investment election for new Contributions. Loan payments credited to Accounts for which the Participant does not direct investment as described in Section 7 are credited to the Investment Funds specified by the Administrator for such Accounts.

      9.11   Repayment Suspension

             The Administrator may agree to a suspension of loan payments for up to 12 months for a Participant who is on a Leave of Absence without pay. During the suspension period, interest shall continue to accrue on the outstanding loan balance. At the expiration of the suspension period all outstanding loan payments and accrued interest thereon shall be due unless otherwise agreed upon by the Administrator.

      9.12   Loan Default

             A loan is treated as in default if a scheduled loan payment is not made at the time required. A Participant shall then have a grace period to cure the default before it becomes final. Such grace period shall be for a period that does not extend beyond the last day of the calendar quarter following the calendar quarter in which the scheduled loan payment was due or such lesser or greater maximum period as may later be authorized by Code section 72(p).

             In the event a default is not cured within the grace period, the Administrator may direct the Trustee to report the outstanding principal balance of the loan and accrued interest thereon as a taxable distribution to the Participant. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to execute upon its security interest in the Participant's Account by distributing the note to the Participant.

      9.13   Call Feature

             The Administrator shall have the right to call any Participant loan once a Participant's employment with all Related Companies has terminated, unless he or she is otherwise a party in interest (as defined in ERISA section 3(14)), or if the Plan is terminated.

10    IN-SERVICE WITHDRAWALS

      10.1   In-Service Withdrawals Permitted

             In-service withdrawals to a Participant who is an Employee are permitted pursuant to the terms and conditions set forth in this Section and pursuant to the terms and conditions set forth in
             Section 11 with regard to an in-service withdrawal made in accordance with a Participant's Required Beginning Date.

      10.2   In-Service Withdrawal Application and Notice

             A Participant shall apply for any in-service withdrawal in such manner and with such advance notice as prescribed by the Administrator. The Participant shall be provided the notice prescribed by Code section 402(f).

             Code sections 401(a)(11) and 417 do not apply to in-service withdrawals under the Plan. An in-service withdrawal may commence less than 30 days after the aforementioned notice is provided, if:

             (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notice to consider his or her option to elect or not elect a Direct Rollover for all or a portion, if any, of his or her in-service withdrawal which constitutes an Eligible Rollover Distribution; and

             (b) the Participant after receiving such notice, affirmatively elects a Direct Rollover for all or a portion, if any, of his or her in-service withdrawal which constitutes an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him or her, thereby not electing a Direct Rollover for all or a portion thereof.

      10.3   Spousal Consent

             A Participant is not required to obtain Spousal Consent in order to receive an in-service withdrawal under the Plan.

      10.4   In-Service Withdrawal Approval

             The Administrator, or the Trustee, if otherwise authorized by the Administrator and agreed to by the Trustee, is responsible for determining whether an in-service withdrawal request conforms to the requirements described in this Section and granting such request.

      10.5   Payment Form and Medium

             The form of payment for an in-service withdrawal shall be a single lump sum and payment shall be made in cash. With regard to the portion of an in-service withdrawal representing an Eligible Rollover Distribution, a Participant may elect a Direct Rollover for all or a portion of such amount.

      10.6   Source and Timing of In-Service Withdrawal Funding

             An in-service withdrawal to a Participant shall be made solely from the assets of his or her own Account and shall be based on the Account values as of the Trade Date the in-service withdrawal is processed. The available assets shall be determined first by Account and then within each Account used for funding an in-service withdrawal, amounts shall first be taken from the Sweep Account and then taken by Investment Fund in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes his or her Loan Account balance) as of the Trade Date on which the in-service withdrawal is processed.

             The in-service withdrawal shall be funded on the Settlement Date following the Trade Date as of which the in-service withdrawal is processed. The Trustee shall make payment to the Participant or on behalf of the Participant as soon thereafter as administratively feasible.

      10.7   Hardship Withdrawals

             (a) Requirements. A Participant who is an Employee may request the withdrawal of up to the amount necessary to satisfy a financial need including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. Only requests for withdrawals (1) on account of a Participant's "Deemed Financial Need" and (2) which are "Deemed Necessary" to satisfy the financial need shall be approved.

             (b) "Deemed Financial Need". An immediate and heavy financial need relating to:

                   (1) the payment of unreimbursed medical care expenses (described under Code section 213(d)) incurred (or to be incurred) by the Employee, his or her spouse or dependents (as defined in Code section 152);

                   (2) the payment of unreimbursed tuition, related educational fees and room and board for up to the next 12 months of post-secondary education for the Employee, his or her spouse or dependents (as defined in Code section 152);

                   (3) the payment of funeral expenses of an Employee's family member; or

                   (4) the payment of amounts necessary for the Employee to prevent losing his or her principal residence through eviction or foreclosure on the mortgage.

             (c) "Deemed Necessary". A withdrawal is "Deemed Necessary" to satisfy the financial need only if the withdrawal amount does not exceed the financial need and all of these conditions are met:


                   (1) the Employee has obtained all possible withdrawals (other than hardship withdrawals) and nontaxable loans available from the Plan and all other plans maintained by Related Companies;

                   (2) the Administrator shall suspend the Employee from making any contributions to the Plan and all other qualified and nonqualified plans of deferred compensation and all stock option or stock purchase plans maintained by Related Companies for 12 months from the date the withdrawal payment is made; and

                   (3) the Administrator shall reduce the Contribution Dollar Limit for the Employee with regard to the Plan and all other plans maintained by Related Companies, for the calendar year next following the calendar year of the withdrawal by the amount of the Employee's Employee Pre-Tax Contributions for the calendar year of the withdrawal.

             (d) Account Sources and Funding Order. All available amounts must first be withdrawn from a Participant's After-Tax Account. The remaining withdrawal shall come from the following of the Participant's fully vested Accounts, in the priority order as follows:

                          Rollover Account
                          Employee Pre-Tax Account

                   The  amount  that  may  be  withdrawn  from  a  Participant's
                   Employee Pre-Tax Account shall not include any amounts attributable to earnings.

             (e) Minimum Amount. There is no minimum amount for a hardship withdrawal.

             (f) Permitted Frequency. There is no restriction on the number of hardship withdrawals permitted to a Participant.

             (g) Suspension from Further Contributions. Upon making a hardship withdrawal, a Participant may not make additional Employee Pre-Tax Contributions (or additional contributions to all other qualified and nonqualified plans of deferred compensation and all stock option or stock purchase plans maintained by Related Companies) for a period of 12 months from the date the withdrawal payment is made.

      10.8   After-Tax Account Withdrawals

             (a) Requirements. A Participant who is an Employee may make an After-Tax Account withdrawal.

             (b) Account Sources and Funding Order. The withdrawal shall come from a Participant's After-Tax Account.

             (c) Minimum Amount. There is no minimum amount for an After-Tax Account withdrawal.

             (d)   Permitted  Frequency.   There  is  no  restriction  on  the
                   number of After-Tax Account withdrawals permitted to a Participant.

             (e) Suspension from Further Contributions. An After-Tax Account withdrawal shall not affect a Participant's ability to make or be eligible to receive further Contributions.

      10.9   Rollover Account Withdrawals

             (a) Requirements. A Participant who is an Employee may make a Rollover Account withdrawal.

             (b) Account Sources and Funding Order. The withdrawal shall come from a Participant's Rollover Account.

             (c) Minimum Amount. There is no minimum amount for a Rollover Account withdrawal.

             (d)   Permitted  Frequency.   There  is  no  restriction  on  the
                   number of Rollover Account withdrawals permitted to a Participant.

             (e) Suspension from Further Contributions. A Rollover Account withdrawal shall not affect a Participant's ability to make or be eligible to receive further Contributions.

      10.10  Disabled Participant Withdrawals

             (a)   Requirements.  A  Participant  who  is  an  Employee  and a
                   Disabled   Participant  may  make  a  Disabled  Participant
                   withdrawal.

             (b) Account Sources and Funding Order. The withdrawal shall come from the following of the Participant's fully vested Accounts, in the priority order as follows, except that the Participant may instead choose to have amounts taken from his or her After-Tax Account first:

                          Rollover Account
                          Employee Pre-Tax Account
                          Discretionary Match Account
                          Employer Match Account
                          Additional Match Account
                          Prior Match Account
                          ESOP Transfer Account
                          After-Tax Account

             (c) Minimum Amount. There is no minimum amount for a Disabled Participant withdrawal.

             (d)   Permitted   Frequency.   The   maximum   number  of  Disabled
                   Participant withdrawals permitted to a Participant in any three-month period is one.

             (e) Suspension from Further Contributions. A Disabled Participant withdrawal shall not affect a Participant's ability to make or be eligible to receive further Contributions.

      10.11  Over Age 59 1/2 Withdrawals

             (a) Requirements. A Participant who is an Employee and over age 59 1/2 may make an Over Age 59 1/2 withdrawal.

             (b) Account Sources and Funding Order. The withdrawal shall come from the following of the Participant's fully vested Accounts, in the priority order as follows, except that the Participant may instead choose to have amounts taken from his or her After-Tax Account first:

                          Rollover Account
                          Employee Pre-Tax Account
                          Discretionary Match Account
                          Employer Match Account
                          Additional Match Account
                          Prior Match Account
                          ESOP Transfer Account
                          After-Tax Account

             (c) Minimum Amount. There is no minimum amount for an Over Age 59 1/2 withdrawal.

             (d) Permitted Frequency. There is no restriction on the number of Over Age 59 1/2 withdrawals permitted to a Participant.

             (e) Suspension from Further Contributions. An Over Age 59 1/2 withdrawal shall not affect a Participant's ability to make or be eligible to receive further Contributions.

11 DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR BY REASON OF A PARTICIPANT'S REQUIRED BEGINNING DATE

      11.1   Benefit Information, Notices and Election

             A Participant, or his or her Beneficiary in the case of his or her death, shall be provided with information regarding all optional times and forms of distribution available under the Plan, including the notices prescribed by Code sections 402(f) and 411(a)(11). Subject to the other requirements of this Section, a Participant, or his or her Beneficiary in the case of his or her death, may elect, in such manner and with such advance notice as prescribed by the Administrator, to have his or her vested Account balance distributed beginning upon any Settlement Date following the Participant's termination of employment with all Related Companies and a reasonable period of time during which the Administrator shall process, and inform the Trustee of, the Participant's termination or, if earlier, at the time of the Participant's Required Beginning Date.

             Notwithstanding, if a Participant's termination of employment with all Related Companies does not constitute a separation from service for purposes of Code section 401(k)(2)(B)(i)(I) or otherwise constitute an event set forth under Code section 401(k)(10)(A)(ii) or (iii) as described in Section 19.3, the portion of a
             Participant's  Account  subject to the  distribution  rules of Code section 401(k) may not be distributed until such time as he or she separates from service for purposes of Code section 401(k)(2)(B)(i)(I) or, if earlier, upon such other event as described in Code section 401(k)(2)(B) and as provided for in the Plan.

             Code sections 401(a)(11) and 417 do not apply to distributions under the Plan. A distribution may commence less than 30 days after the aforementioned notices are provided, if:

             (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notices to consider the decision as to whether to elect a distribution and if so to elect a particular form of distribution and to elect or not elect a Direct Rollover for all or a portion, if any, of his or her distribution which constitutes an Eligible Rollover Distribution; and

             (b) the Participant after receiving such notices, affirmatively elects a distribution and a Direct Rollover for all or a portion, if any, of his or her distribution which constitutes an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him or her, thereby not electing a Direct Rollover for all or a portion thereof.

      11.2   Spousal Consent

             A Participant is not required to obtain Spousal Consent in order to receive a distribution under the Plan.

      11.3   Payment Form and Medium

             Except  to  the  extent  otherwise  provided  by  Section

             (a)   a single lump sum;

             (b) a portion paid in a lump sum, and the remainder paid later (partial payment); or

             (c) periodic installments over a period not to exceed 15 years.

             Distributions shall be made in cash, except to the extent a distribution consists of a loan call as described in Section 9 and except that a Participant may elect that a distribution in the form of a lump sum be made in the form of (i) whole shares of Company
             Stock and cash in lieu of fractional shares to the extent the distribution consists of amounts from the Company Stock Fund and/or
             (ii) whole shares of PacifiCorp Stock and cash in lieu of fractional shares to the extent the distribution consists of amounts from the PacifiCorp Stock Fund. With regard to the portion of a distribution representing an Eligible Rollover Distribution, a Distributee may elect a Direct Rollover for all or a portion of such amount.

      11.4   Distribution of Small Amounts

             If after a Participant's employment with all Related Companies ends, the Participant's vested Account balance is $5,000 or less, and if at the time of any prior in-service withdrawal or distribution the Participant's vested Account balance did not exceed $5,000, the Participant's benefit shall be paid as a single lump sum as soon as administratively feasible in accordance with procedures prescribed by the Administrator.

      11.5   Source and Timing of Distribution Funding

             A distribution to a Participant shall be made solely from the assets of his or her own Account and shall be based on the Account values as of the Trade Date the distribution is processed. The available assets shall be determined first by Account and then within each Account used for funding a distribution, amounts shall first be taken from the Sweep Account and then taken by Investment Fund in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Trade Date on which the distribution is processed.

             The distribution shall be funded on the Settlement Date following the Trade Date as of which the distribution is processed. The Trustee shall make payment to the Participant or on behalf of the Participant as soon thereafter as administratively feasible.

      11.6   Latest Commencement Permitted

             In addition to any other Plan requirements and unless a Participant elects otherwise, his or her benefit payments shall begin not later than 60 days after the end of the Plan Year in which he or she attains his or her Normal Retirement Date or retires, whichever is later. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained but in no event later than the Participant's Required Beginning Date. A Participant's failure to elect in such manner as prescribed by the Administrator to have his or her vested Account balance distributed, shall be deemed an election by the Participant to defer his or her distribution but in no event shall his or her benefit payments commence later than his or her Required Beginning Date.

             With regard to a Participant who is an Employee and who commenced benefit payments in accordance with Code section 401(a)(9) as in effect prior to January 1, 1997, and who is not a 5% Owner, he or she may, but is not required to, discontinue such benefit payments until he or she is otherwise required to again commence benefit payments in accordance with Code section 401(a)(9) as in effect for calendar years commencing after December 31, 1996. A Participant who elects to discontinue such benefit payments in accordance with the preceding sentence shall thereby render his or her existing payment election and, if applicable, any Spousal Consent to such election, as void and a new election including, if applicable, Spousal Consent to such new election, shall be required subject to the provisions of this Section 11 at the time he or she is required to again commence benefit payments in accordance with Code section 401(a)(9) as in effect for calendar years commencing after December 31, 1996.

             If benefit payments cannot begin at the time required because the location of the Participant cannot be ascertained (after a reasonable search), the Administrator may, at any time thereafter, treat such person's Account as forfeited subject to the provisions of Section 18.6.

      11.7   Payment Within Life Expectancy

             The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her Beneficiary may not be recomputed annually.

      11.8   Incidental Benefit Rule

             The Participant's payment election must be consistent with the requirement that, if the Participant's spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the calendar year preceding the calendar year that includes the Participant's Required Beginning Date, shall not be less than the quotient obtained by dividing (a) the Participant's vested Account balance as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code section 401(a)(9).

      11.9   Payment to Beneficiary

             Payment to a Beneficiary must either (i) be completed by the end of the calendar year that contains the fifth anniversary of the Participant's death or (ii) begin by the end of the calendar year that contains the first anniversary of the Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

             (a) If the Participant dies after his or her Required Beginning Date, payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

             (b) If the surviving spouse is the Beneficiary, payments need not begin until the later of (i) the end of the calendar year that includes the first anniversary of the Participant's death, or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2 and must be completed within the spouse's life or life expectancy; and

             (c) If the Participant and the surviving spouse who is the Beneficiary die (i) before the Participant's Required Beginning Date and (ii) before payments have begun to the spouse, the spouse shall be treated as the Participant in applying these rules.

      11.10  Beneficiary Designation

             Each Participant may complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death and such designation may be changed at any time. However, a Participant's spouse shall be the sole primary Beneficiary unless the designation includes Spousal Consent for another Beneficiary. If no proper designation is in effect at the time of a Participant's death or if the Beneficiary does not survive the Participant, the Beneficiary shall be, in the order listed, the:

             (a)   Participant's surviving spouse,

             (b) Participant's children, in equal shares, (or if a child does not survive the Participant, and that child leaves issue, the issue shall be entitled to that child's share, by right of representation) or

             (c)   Participant's estate.

12    ADP AND ACP TESTS

      12.1   Contribution Limitation Definitions

             The following definitions are applicable to this Section 12 (where a definition is contained in both Sections 1 and 12, for purposes of Section 12 the Section 12 definition shall be controlling):

             (a)   "ACP"  or  "Average  Contribution  Percentage".  The  Average
                   Percentage   calculated  using  Contributions   allocated  to
                   Participants as of a date within the Plan Year.

             (b) "ACP Test". The determination of whether the ACP is in compliance with the Basic or Alternative Limitation for a Plan Year (as defined in Section 12.2).

             (c)   "ADP"  or   "Average   Deferral   Percentage".   The  Average
                   Percentage    calculated   using   Deferrals   allocated   to
                   Participants as of a date within the Plan Year.

             (d) "ADP Test". The determination of whether the ADP is in compliance with the Basic or Alternative Limitation for a Plan Year (as defined in Section 12.2).

             (e) "Average Percentage". The average of the calculated percentages for Participants within the specified group. The calculated percentage refers to either the "Deferrals" or "Contributions" (as defined in this Section) made on each Participant's behalf for the Plan Year, divided by his or her Compensation. (Employee Pre-Tax Contributions to the Plan or comparable contributions to plans of Related Companies which must be refunded solely because they exceed the Contribution Dollar Limit are included in the percentage for the HCE Group but not for the NHCE Group.)

             (f) "Contributions" (i) shall include Employer Match Contributions and (ii) may include Employee Pre-Tax Contributions, but with regard to (ii), only to the extent that (1) the Administrator elects to use them, (2) they are not used or counted in the ADP Test and (3) they otherwise satisfy the requirements as prescribed under Code section 401(m) permitting treatment as Contributions for purposes of the ACP Test.

             (g) "Current Year Testing Method". The use of the Plan Year's ADP for the Plan Year's NHCE Group for purposes of performing the Plan Year's ADP Test and/or the use of the Plan Year's ACP for the Plan Year's NHCE Group for purposes of performing the Plan Year's ACP Test.

             (h)   "Deferrals"    (i)   shall   include    Employee    Pre-Tax
                   Contributions   and  (ii)  may   include   Employer   Match
                   Contributions, but with regard to (ii), only to the extent that (1) the Administrator elects to use them, (2) they are not used or counted in the ACP Test, (3) they are fully vested when made, not withdrawable by an Employee before he or she attains age 59 1/2and (4) they otherwise satisfy the requirements as prescribed under Code section 401(k) permitting treatment as Deferrals for purposes of the ADP Test.

             (i) "HCE" or "Highly Compensated Employee". For Plan Years commencing after December 31, 1996, with respect to all Related Companies, an Employee who (in accordance with Code section 414(q)):

                   (1) Was a more than 5% Owner (within the meaning of Code section 414(q)(2)) at any time during the Plan Year or the preceding Plan Year; or

                   (2) Received Compensation during the preceding Plan Year in excess of $80,000 (as adjusted for such Year pursuant to Code sections 414(q)(1) and 415(d)) or, if the Company elects for such preceding Plan Year, "in excess of $80,000 (as adjusted for such Year pursuant to Code sections 414(q)(1) and 415(d)) and was a member of the "top-paid group" (within the meaning of Code section 414(q)(3)) for such preceding Plan Year" shall be substituted for the preceding reference to "in excess of $80,000 (as adjusted for such Year pursuant to Code sections 414(q)(1) and 415(d))".

                   A former Employee shall be treated as an HCE if (1) such former Employee was an HCE when he or she separated from service, or (2) such former Employee was an HCE in service at any time after attaining age 55.

                   The determination of who is an HCE and the determination of the number and identity of Employees in the top-paid group shall be made in accordance with Code section 414(q).

             (j) "HCE Group" and "NHCE Group". With respect to all Related Companies, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the respective Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their Pay is greater than zero but does not exceed a stated minimum. For Plan Years commencing after December 31, 1998, with respect to all Related Companies, if the Plan permits participation prior to an Eligible Employee's satisfaction of the minimum age and service requirements of Code section 410(a)(1)(A), Eligible Employees who have not met the minimum age and service requirements of Code section 410(a)(1)(A) may be excluded in the determination of the NHCE Group, but not in the determination of the HCE Group, for purposes of (i) the ADP Test, if Code section 410(b)(4)(B) is applied in determining whether the 401(k) portion of the Plan meets the requirements of Code section 410(b), or (ii) the ACP Test, if Code section 410(b)(4)(B) is applied in determining whether the 401(m) portion of the Plan meets the requirements of Code section 410(b).

                   (1) If the Related Companies maintain two or more plans which are subject to the ADP or ACP Test and are considered as one plan for purposes of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests, provided that the plans may only be aggregated if they have the same plan year.

                   (2) If an HCE is covered by more than one cash or deferred arrangement, or more than one arrangement permitting employee or matching contributions, maintained by the Related Companies, all such plans shall be aggregated and treated as one plan (other than those plans that may not be permissively aggregated) for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage. For purposes of the preceding sentence, if such plans have different plan years, the plans are aggregated with respect to the plan years ending with or within the same calendar year.

             (k) "Multiple Use Test". The test described in Section 12.4 which a Plan must meet where the Alternative Limitation (described in Section 12.2) is used to meet both the ADP and ACP Tests.

             (l) "NHCE" or "Non-Highly Compensated Employee". An Employee who is not an HCE.

             (m) "Prior Year Testing Method". The use of the preceding Plan Year's ADP for the preceding Plan Year's NHCE Group for purposes of performing the Plan Year's ADP Test and/or the use of the preceding Plan Year's ACP for the preceding Plan Year's NHCE Group for purposes of performing the Plan Year's ACP Test.

      12.2   ADP and ACP Tests

             For Plan Years commencing after December 31, 1996, for each Plan Year, the Prior Year Testing Method shall be used and the ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective preceding Plan Year's ADP and ACP for the preceding Plan Year's NHCE Group, defined as follows:

             (a) Basic Limitation. The HCE Group Average Percentage may not exceed 1.25 times the NHCE Group Average Percentage.

             (b) Alternative Limitation. The HCE Group Average Percentage is limited by reference to the NHCE Group Average Percentage as follows:

                       If the NHCE Group             Then the Maximum HCE
                    Average Percentage is:       Group Average Percentage is:
                    ----------------------       ----------------------------
                         Less than 2%            2 times NHCE Group Average %
                           2% to 8%              NHCE Group Average % plus 2%
                         More than 8%            NA - Basic Limitation applies

             Alternatively, the Company may elect to use the Current Year Testing Method and the ADP and/or ACP for the HCE Group must meet either the Basic or Alternative Limitation as defined above when compared to the respective Plan Year's ADP and/or ACP for the Plan Year's NHCE Group. If a Current Year Testing Method election is made, such election may not be changed except as provided by the Code.

      12.3   Correction of ADP and ACP Tests  for
             Plan Years Commencing After December 31, 1996

             For Plan Years commencing after December 31, 1996, for each Plan Year, if the ADP or ACP Tests are not met, the Administrator shall determine, no later than the end of the next Plan Year, a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce the ADP and/or ACP for the HCE Group by a sufficient amount to meet the ADP and ACP Tests.

             With regard to each HCE whose Deferral percentage and/or Contribution percentage is in excess of the maximum percentage, a dollar amount of excess Deferrals and/or excess Contributions shall then be determined by (i) subtracting the product of such maximum percentage for the ADP and the HCE's Compensation from the HCE's actual Deferrals and (ii) subtracting the product of such maximum percentage for the ACP and the HCE's Compensation from the HCE's actual Contributions. Such amounts shall then be aggregated to determine the total dollar amount of excess Deferrals and/or excess Contributions. ADP and/or ACP corrections shall be made in accordance with the leveling method as described below.

             (a) ADP Correction. The HCE with the highest Deferral dollar amount shall have his or her Deferral dollar amount reduced in an amount equal to the lesser of the dollar amount of excess Deferrals for all HCEs or the dollar amount that would cause his or her Deferral dollar amount to equal that of the HCE with the next highest Deferral dollar amount. The process shall be repeated until the total of the Deferral dollar amount reductions equals the dollar amount of excess Deferrals for all HCEs.

                   To the extent an HCE's Deferrals were determined to be reduced as described in the paragraph above, Employee Pre-Tax Contributions shall, by the end of the next Plan Year, be refunded to the HCE, except that such amount to be refunded shall be reduced by Employee Pre-Tax Contributions previously refunded because they exceeded the Contribution Dollar Limit. The excess amounts shall first be taken from unmatched Employee Pre-Tax Contributions and then from matched Employee Pre-Tax Contributions. Any Employer Match Contributions attributable to refunded excess Employee Pre-Tax Contributions as described in this Section, adjusted for investment gain or loss for the Plan Year to which the excess Employee Pre-Tax Contributions relate, shall be forfeited and used to reduce future Contributions to be made by an Employer as soon as administratively feasible.

             (b) ACP Correction. The HCE with the highest Contribution dollar amount shall have his or her Contribution dollar amount reduced in an amount equal to the lesser of the dollar amount of excess Contributions for all HCEs or the dollar amount that would cause his or her Contribution dollar amount to equal that of the HCE with the next highest Contribution dollar amount. The process shall be repeated until the total of the Contribution dollar amount reductions equals the dollar amount of excess Contributions for all HCEs.

                   To the extent an HCE's Contributions were determined to be reduced as described in the paragraph above, Employer Match Contributions shall, by the end of the next Plan Year, be refunded to the HCE.

             (c) Investment Fund Sources. Once the amount of excess Deferrals and/or Contributions is determined, within each Account from which amounts are refunded or forfeited, amounts shall first be taken from the Sweep Account and then taken by Investment Fund in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes his or her Loan Account balance) as of the Trade Date on which the correction is processed.

      12.4   Multiple Use Test

             If the Alternative Limitation (defined in Section 12.2) is used to meet both the ADP and ACP Tests, the ADP and ACP for the HCE Group must also comply with the requirements of Code section 401(m)(9). Such Code section requires that the sum of the ADP and ACP for the HCE Group (as determined after any corrections needed to meet the ADP and ACP Tests have been made) not exceed the sum (which produces the most favorable result) of:

             (a) the Basic Limitation (defined in Section 12.2) applied to either the ADP or ACP for the NHCE Group, and

             (b) the Alternative Limitation applied to the other NHCE Group percentage.

      12.5   Correction of Multiple Use Test

             If the multiple use limit is exceeded, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce either or both the ADP or ACP for the HCE Group by a sufficient amount to meet the multiple use limit. Any excess shall be corrected in the same manner that excess Deferrals or Contributions are corrected.

      12.6   Adjustment for Investment Gain or Loss

             Any excess Deferrals or Contributions to be refunded to a Participant in accordance with this Section 12 shall be adjusted for investment gain or loss. Refunds shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution.

      12.7   Testing Responsibilities and Required Records

             The Administrator shall be responsible for ensuring that the Plan meets the ADP Test, the ACP Test and the Multiple Use Test, and that the Contribution Dollar Limit is not exceeded. The Administrator shall maintain records which are sufficient to demonstrate that the ADP Test, the ACP Test and the Multiple Use Test, have been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

      12.8   Separate Testing

             (a) Multiple Employers: The determination of HCEs, NHCEs, and the performance of the ADP Test, the ACP Test and the Multiple Use Test, and any corrective action resulting therefrom, shall be conducted separately with regard to the Employees of each Employer (and its Related Companies) that is not a Related Company with respect to the other Employer(s).

             (b) Collective Bargaining Units: The performance of the ADP Test, and if applicable, the ACP Test and the Multiple Use Test, and any corrective action resulting therefrom, shall be conducted separately with regard to Employees who are eligible to participate in the Plan as a result of a collective bargaining agreement.

             In addition, testing may be conducted separately, at the discretion of the Administrator and to the extent permitted under Treasury regulations, with regard to any group of Employees for whom separate testing is permissible under such regulations.

13    MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS

      13.1   "Annual Addition" Defined

             The sum for a Plan Year of all (i) contributions (excluding rollover contributions) and forfeitures allocated to the Participant's Account and his or her account in all other defined contribution plans maintained by any Related Company, (ii) amounts allocated to the Participant's individual medical account (within the meaning of Code section 415(l)(2)) which is part of a defined benefit plan maintained by any Related Company, and (iii) if the Participant is a key employee (within the meaning of Code section 419A(d)(3)) for the applicable or any prior Plan Year, amounts attributable to post-retirement medical benefits allocated to his or her separate account under a welfare benefit fund (within the meaning of Code section 419(e)) maintained by any Related Company. The Plan Year refers to the year to which the allocation pertains, regardless of when it was allocated. The Plan Year shall be the Code section 415 limitation year.

      13.2   Maximum Annual Addition

             A Participant's Annual Addition for any Plan Year shall not exceed the lesser of (i) 25% of his or her Compensation or (ii) $30,000 (as adjusted for cost of living increases pursuant to Code section 415(d)); provided, however, that clause (i) shall not apply to Annual Additions described in clauses (ii) and (iii) of Section 13.1.

      13.3   Avoiding an Excess Annual Addition

             If, at any time during a Plan Year, the allocation of any additional Contributions would produce an excess Annual Addition for such year, Contributions to be made for the remainder of the Plan Year shall be limited to the amount needed for each affected Participant to receive the maximum Annual Addition.

      13.4   Correcting an Excess Annual Addition

             Upon the discovery of an excess Annual Addition to a Participant's Account (resulting from a reasonable error in determining a Participant's compensation or the maximum permissible amount of his or her elective deferrals (within the meaning of Code section 402(g)(3)), or other facts and circumstances acceptable to the Internal Revenue Service), the excess amount (adjusted to reflect investment gains) shall first be returned to the Participant to the extent of his or her Employee Pre-Tax Contributions (however to the extent Employee Pre-Tax Contributions were matched, the applicable Employer Match Contributions shall be forfeited in proportion to the returned matched Employee Pre-Tax Contributions) and the remaining excess, if any, shall be forfeited by the Participant and together used to reduce future Contributions to be made by an Employer as soon as administratively feasible.

      13.5   Correcting a Multiple Plan Excess

             If a Participant, whose Account is credited with an excess Annual Addition, received allocations to more than one defined contribution plan, the excess shall be corrected by reducing the Annual Addition to the Plan only after all possible reductions have been made to the other defined contribution plans.

      13.6   "Defined Benefit Fraction" Defined

             The fraction, for any Plan Year, where the numerator is the "projected annual benefit" and the denominator is the greater of 125% of the "protected current accrued benefit" or the normal limit which is the lesser of (i) 125% of the dollar limitation in effect under Code section 415(b)(1)(A) for the Plan Year or (ii) 140% of the amount which may be taken into account under Code section 415(b)(1)(B) for the Plan Year, where a Participant's:

             (a) "projected annual benefit" is the annual benefit provided by the plan determined pursuant to Code section 415(e)(2)(A), and

             (b) "protected current accrued benefit" in a defined benefit plan in existence (1) on July 1, 1982, shall be the accrued annual benefit provided for under Public Law 97-248, section 235(g)(4), as amended, or (2) on May 6, 1986, shall be the accrued annual benefit provided for under Public Law 99-514, section 1106(i)(3).

      13.7   "Defined Contribution Fraction" Defined

             The fraction where the numerator is the sum of the Participant's Annual Addition for each Plan Year to date and the denominator is the sum of the "annual amounts" for each year in which the Participant has performed service with a Related Company. The "annual amount" for any Plan Year is the lesser of (i) 125% of the dollar limitation in effect under Code section 415(c)(1)(A) (determined without regard to subsection (c)(6)) for the Plan Year or (ii) 140% of the amount which may be taken into account under Code section 415(c)(1)(B) for the Plan Year, where:

             (a)   each  Annual  Addition  is  determined  pursuant  to the Code section 415(c) rules in effect for such Plan Year, and

             (b)   the  numerator  is  adjusted  pursuant  to Public Law 97-248, section 235(g)(3), as amended, or Public Law 99-514, section 1106(i)(4).

      13.8   Combined Plan Limits and Correction

             The sum of a Participant's Defined Benefit Fraction and Defined Contribution Fraction for any Plan Year may not exceed 1.0. If the combined fraction exceeds 1.0 for any Plan Year, the Participant's benefit under any defined benefit plan (to the extent it has not been distributed or used to purchase an annuity contract) shall be limited so that the combined fraction does not exceed 1.0 before any defined contribution limits shall be enforced.

             For Plan Years commencing after December 31, 1999, the provisions of the preceding paragraph shall no longer be effective.

14    TOP HEAVY RULES

      14.1   Top Heavy Definitions

             When  capitalized,   the  following  words  and  phrases  have  the
             following meanings when used in this Section:

             (a) "Aggregation Group". The group consisting of each qualified plan of the Related Companies (1) in which a Key Employee is a participant or was a participant during the determination period (regardless of whether such plan has terminated), or (2) which enables another plan in the group to meet the requirements of Code sections 401(a)(4) or 410(b). The Administrator may also treat any other qualified plan of the Related Companies as part of the group if the resulting group would continue to meet the requirements of Code sections 401(a)(4) and 410(b) with such plan being taken into account.

             (b) "Determination Date". For any Plan Year, the last Trade Date of the preceding Plan Year or, in the case of the Plan's first Plan Year, the last Trade Date of that Plan Year.

             (c) "Key Employee". A current or former Employee (or his or her Beneficiary) who at any time during the five year period ending on the Determination Date was:

                   (1) an officer of a Related Company whose Compensation (i) exceeds 50% of the amount in effect under Code section 415(b)(1)(A) and (ii) places him or her within the following highest paid group of officers:

                            Number of Employees               Number of
                          not Excluded Under Code           Highest Paid
                             Section 414(q)(5)            Officers Included
                             -----------------            -----------------
                                Less than 30                      3
                                 30 to 500              10% of the number of
                                                       Employees not excluded
                                                         under Code section
                                                              414(q)(5)
                               More than 500                     50

                   (2)    a more than 5% Owner,

                   (3) a more than 1% Owner whose Compensation exceeds $150,000, or

                   (4) a more than 0.5% Owner who is among the 10 Employees owning the largest interest in a Related Company and whose Compensation exceeds the amount in effect under Code section 415(c)(1)(A).

             (d)   "Plan  Benefit".  The sum as of the  Determination  Date of
                   (1) an Employee's Account, (2) the present value of his or her other accrued benefits provided by all qualified plans within the Aggregation Group, and (3) the aggregate distributions made within the five year period ending on such Date. For this purpose, the present value of the Employee's accrued benefit in a defined benefit plan shall be determined by the method that is used for benefit accrual purposes under all such plans maintained by the Related Companies or, if there is no such single method used under all such plans, as if the benefit accrues no more rapidly than the slowest rate permitted by the fractional accrual rule in Code section 411(b)(1)(C). Plan Benefits shall exclude rollover contributions and similar transfers made after December 31, 1983 as provided in Code section 416(g)(4)(A).

             (e) "Top Heavy". The Plan's status when the Plan Benefits of Key Employees account for more than 60% of the Plan Benefits of all Employees who have performed services at any time during the five year period ending on the Determination Date. The Plan Benefits of Employees who were, but are no longer, Key Employees (because they have not been an officer or Owner during the five year period), are excluded in the determination.

      14.2   Special Contributions

             (a) Minimum Contribution Requirement. For each Plan Year in which the Plan is Top Heavy, the Employer shall not allow any contributions (other than a Rollover Contribution from a plan maintained by a non Related Company) to be made by or on behalf of any Key Employee unless the Employer makes a contribution (other than contributions made by an Employer in accordance with a Participant's salary deferral election or contributions made by an Employer based upon the amount contributed by a Participant) on behalf of all Participants who were Eligible Employees as of the last day of the Plan Year in an amount equal to at least 3% of each such Participant's Taxable Income.

             (b) Overriding Minimum Benefit. Notwithstanding, contributions shall be permitted on behalf of Key Employees if the Employer also maintains a defined benefit plan which automatically provides a benefit which satisfies the Code section 416(c)(1) minimum benefit requirements, including the adjustment provided in Code section 416(h)(2)(A), if applicable. If the Plan is part of an Aggregation Group under which a Key Employee is receiving a benefit and no minimum contribution is provided under any other plan, a minimum contribution of at least 3% of Taxable Income shall be provided to the Participants specified in the preceding paragraph. In addition, the Employer may offset a defined benefit minimum by contributions (other than contributions made by an Employer in accordance with a Participant's salary deferral election or contributions made by an Employer based upon the amount contributed by a Participant) made to the Plan.

      14.3   Adjustment to Combined Limits for Different Plans

             For each Plan Year in which the Plan is Top Heavy, 100% shall be substituted for 125% in determining the Defined Benefit Fraction and the Defined Contribution Fraction. For Plan Years commencing after December 31, 1999, the provisions of the preceding sentence shall no longer be effective.

15    PLAN ADMINISTRATION

      15.1   Plan Delineates Authority and Responsibility

             Plan fiduciaries include the Company, the Administrator, the Committee and/or the Trustee, as applicable, whose specific duties are delineated in the Plan and Trust. In addition, Plan fiduciaries also include any other person to whom fiduciary duties or responsibilities are delegated with respect to the Plan. Any person or group may serve in more than one fiduciary capacity with respect to the Plan. To the extent permitted under ERISA section 405, no fiduciary shall be liable for a breach by another fiduciary.

      15.2   Fiduciary Standards

             Each fiduciary shall:

             (a) discharge his or her duties in accordance with the Plan and Trust to the extent they are consistent with ERISA;

             (b) use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

             (c)   act with the  exclusive  purpose  of  providing  benefits  to
                   Participants   and   their   Beneficiaries,   and   defraying
                   reasonable expenses of administering the Plan;

             (d) diversify Plan investments, to the extent such fiduciary is responsible for directing the investment of Plan assets, so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

             (e) treat similarly situated Participants and Beneficiaries in a uniform and nondiscriminatory manner.

      15.3   Company is ERISA Plan Administrator

             The Company is the administrator of the Plan (within the meaning of ERISA section 3(16)) and is responsible for compliance with all reporting and disclosure requirements, except those that are explicitly the responsibility of the Trustee under applicable law. The Administrator and/or Committee shall have any necessary authority to carry out such functions through the actions of the Administrator, duly appointed officers of the Company and/or the Committee.

      15.4   Administrator Duties

             The Administrator shall have the discretionary authority to construe the Plan and Trust, other than the provisions which relate to the Trustee, and to do all things necessary or convenient to effect the intent and purposes thereof, whether or not such powers are specifically set forth in the Plan and Trust. Actions taken in good faith by the Administrator shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law. In addition to the duties listed elsewhere in the Plan and Trust, the Administrator's authority shall include, but not be limited to, the discretionary authority to:

             (a) determine who is eligible to participate, if a contribution qualifies as a rollover contribution, the allocation of Contributions, and the eligibility for loans, in-service withdrawals and distributions;

             (b) provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

             (c) make a copy of the following documents available to Participants during normal work hours: the Plan and Trust (including subsequent amendments), all annual and interim reports of the Trustee related to the entire Plan, the latest annual report and the summary plan description;

             (d) determine the fact of a Participant's death and of any Beneficiary's right to receive the deceased Participant's interest based upon such proof and evidence as it deems necessary;

             (e) establish and review at least annually a funding policy bearing in mind both the short-run and long-run needs and goals of the Plan and to the extent Participants may direct their own investments, the funding policy shall focus on which Investment Funds are available for Participants to use; and

             (f) adjudicate claims pursuant to the claims procedure described in Section 18.

      15.5   Advisors May be Retained

             The Administrator may retain such agents and advisors (including attorneys, accountants, actuaries, consultants, record keepers, investment counsel and administrative assistants) as it considers necessary to assist it in the performance of its duties. The Administrator shall also comply with the bonding requirements of ERISA section 412.

      15.6   Delegation of Administrator Duties

             The Company, as Administrator of the Plan, has appointed a Committee to administer the Plan on its behalf. The Company shall provide the Trustee with the names and specimen signatures of any persons authorized to serve as Committee members and act as or on its behalf. Any Committee member appointed by the Company shall serve at the pleasure of the Company, but may resign by written notice to the Company. Committee members shall serve without compensation from the Plan for such services. Except to the extent that the Company otherwise provides, any delegation of duties to the Committee shall carry with it the full discretionary authority of the Administrator to complete such duties.

      15.7   Committee Operating Rules

             (a) Actions of Majority. Any act delegated by the Company to the Committee may be done by a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Committee members.

             (b) Meetings. The Committee shall hold meetings upon such notice, place and times as it determines necessary to conduct its functions properly.

             (c) Reliance by Trustee. The Committee may authorize one or more of its members to execute documents on its behalf and may authorize one or more of its members or other individuals who are not members to give written direction to the Trustee in the performance of its duties. The Committee shall provide such authorization in writing to the Trustee with the name and specimen signatures of any person authorized to act on its behalf. The Trustee shall accept such direction and rely upon it until notified in writing that the Committee has revoked the authorization to give such direction. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee, parties authorized to direct the Trustee in the performance of its duties, or the duties delegated to and by the Committee until notified in writing.

16    MANAGEMENT OF INVESTMENTS

      16.1   Trust Agreement

             All Plan assets shall be held by the Trustee in trust, in accordance with those provisions of the Plan and Trust which relate to the Trustee, for use in providing Plan benefits and paying Plan fees and expenses not paid directly by the Employer. Plan benefits shall be drawn solely from the Trust and paid by the Trustee as directed by the Administrator. Notwithstanding, the Company may appoint, with the approval of the Trustee, another trustee to hold and administer Plan assets which do not meet the requirements of
             Section 16.2.

      16.2   Investment Funds

             The Administrator is hereby granted authority to direct the Trustee to invest Trust assets in one or more Investment Funds. The number and composition of Investment Funds may be changed from time to time, without the necessity of amending the Plan and Trust. The Trustee may establish reasonable limits on the number of Investment Funds as well as the acceptable assets for any such Investment Fund. Each of the Investment Funds may be comprised of any of the following:

             (a) shares of a registered investment company, whether or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company;

             (b) collective investment funds maintained by the Trustee, or any other fiduciary to the Plan, which are available for investment by trusts which are qualified under Code sections 401(a) and 501(a);

             (c) individual equity and fixed income securities which are readily tradable on the open market;

             (d) synthetic guaranteed investment contracts and guaranteed investment contracts issued by an insurance company and/or synthetic guaranteed investment contracts and bank investment contracts issued by a bank;

             (e) interest bearing deposits (which may include interest bearing deposits of the Trustee);

             (f) PacifiCorp Stock, subject to the conditions described in Appendix A; and

             (g)   Company Stock.

             Any Investment Fund assets invested in a collective investment fund, shall be subject to all the provisions of the instruments establishing and governing such fund. These instruments, including any subsequent amendments, are incorporated herein by reference.

      16.3   Authority to Hold Cash

             The Trustee shall have the authority to cause the investment manager of each Investment Fund to maintain sufficient deposit or money market type assets in each Investment Fund to handle the Investment Fund's liquidity and disbursement needs. Each Participant's and Beneficiary's Sweep Account, which is used to hold assets pending investment or disbursement, shall consist of interest bearing deposits (which may include interest bearing deposits of the Trustee) and/or money market type assets or funds.

      16.4   Trustee to Act Upon Instructions

             The Trustee shall carry out instructions to invest assets in the Investment Funds as soon as practicable after such instructions are received from the Administrator, Participants or Beneficiaries. Such instructions shall remain in effect until changed by the Administrator, Participants or Beneficiaries.

      16.5   Administrator  Has Right to Vote  Registered  Investment  Company
             Shares

             The Administrator shall be entitled to vote proxies or exercise any shareholder rights relating to shares held on behalf of the Plan in a registered investment company. Notwithstanding, the authority to vote proxies and exercise shareholder rights related to such shares held in a Custom Fund is vested as provided otherwise in Section 16.

      16.6   Custom Fund Investment Management

             The Administrator may designate, with the consent of the Trustee, an investment manager for any Investment Fund established by the Trustee solely for Participants of the Plan and, subject to Section 16.7, any other qualified plan of the Company or a Related Company (a "Custom Fund"). The investment manager may be the Administrator, Trustee or an investment manager pursuant to ERISA section 3(38). The Administrator shall advise the Trustee in writing of the appointment of an investment manager and shall cause the investment manager to acknowledge to the Trustee in writing that the investment manager is a fiduciary to the Plan.

             A Custom Fund shall be subject to the following:

             (a) Guidelines. Written guidelines, acceptable to the Trustee, shall be established for a Custom Fund. If a Custom Fund consists solely of collective investment funds or shares of a registered investment company (and sufficient deposit or money market type assets to handle the Custom Fund's liquidity and disbursement needs), its underlying instruments shall constitute the guidelines.

             (b) Authority of Investment Manager. The investment manager of a Custom Fund shall have the authority to vote or execute proxies, exercise shareholder rights, manage, acquire, and dispose of Trust assets. Notwithstanding, if the Company provides for a Company Stock Fund, the authority to vote proxies and exercise shareholder rights related to shares of Company Stock held in the Company Stock Fund is vested as provided otherwise in Section 16.

             (c) Custody and Trade Settlement. Unless otherwise agreed to by the Trustee, the Trustee shall maintain custody of all Custom Fund assets and be responsible for the settlement of all Custom Fund trades. For purposes of this Section, shares of a collective investment fund, shares of a registered investment company and synthetic guaranteed investment contracts and guaranteed investment contracts issued by an insurance company and/or synthetic guaranteed investment contracts and bank investment contracts issued by a bank, shall be regarded as the Custom Fund assets instead of the underlying assets of such instruments.

             (d) Limited Liability of Co-Fiduciaries. Neither the Administrator nor the Trustee shall be obligated to invest or otherwise manage any Custom Fund assets for which the Trustee or Administrator is not the investment manager nor shall the Administrator or Trustee be liable for acts or omissions with regard to the investment of such assets except to the extent required by ERISA.

      16.7   Master Custom Fund

             The Trustee may establish, at the direction of the Administrator, a single Custom Fund (the "Master Custom Fund"), for the benefit of the Plan and any other qualified plan of the Company or a Related Company for which the Trustee acts as trustee pursuant to a plan and trust document that contains a provision substantially identical to this provision. The assets of the Plan, to the extent invested in the Master Custom Fund, shall consist only of that percentage of the assets of the Master Custom Fund represented by the shares held by the Plan.

      16.8   Authority to Segregate Assets

             The Administrator may direct the Trustee to split an Investment Fund into two or more funds in the event any assets in the Investment Fund are illiquid or the value is not readily determinable. In the event of such segregation, the Administrator shall give instructions to the Trustee on what value to use for the split-off assets, and the Trustee shall not be responsible for confirming such value.

      16.9   Investment in Company Stock

             If the Company provides for a Company Stock Fund, directly or through a Master Custom Fund, the Company Stock Fund shall be comprised of Company Stock and sufficient deposit or money market type assets to handle the Company Stock Fund's liquidity and disbursement needs. The Company Stock Fund may be as large as necessary to comply with Participants' and Beneficiaries' investment elections as well the total investment of Participants' and Beneficiaries' Employer Match, Additional Match and Discretionary Match Accounts to the extent such Accounts are not otherwise invested in accordance with Section 7.

      16.10  Voting, Tendering and Exchanging Company Stock

             Each Participant in the Plan (or, in the event of the Participant's death, the Participant's Beneficiary) is, for purposes of this
             Section 16.10, hereby designated a "named fiduciary" within the meaning of ERISA section 403(a)(1).

             (a)   Instructed   Share  Voting.   Each   Participant   (or,  if
                   applicable, Beneficiary), as a named fiduciary, shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock attributable to such Participant's (or Beneficiary's) Account in the Company Stock Fund is to be voted on each matter brought before an annual or special stockholders' meeting of the Company. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant (or, if applicable, Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of Company Stock allocated to such Participant's (or Beneficiary's) Account in the Company Stock Fund shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter, vote as directed the number of votes attributable to such Participant (or Beneficiary).

                   The number of votes attributable to each Participant (or, if applicable, Beneficiary) shall be determined as follows:

                   (1) first, the total number of votes attributable to Company Stock held in the Company Stock Fund shall be determined;

                   (2) second, the number of votes determined under (1), above, shall be attributed to each Participant (or, if applicable, Beneficiary), in the ratio which the number of shares of Company Stock allocated to such Participant's Account in the Company Stock Fund as of the record date bears to the total number of shares of Company Stock held in the Company Stock Fund as of such date.

                   Each Participant (or, if applicable, Beneficiary), as a named fiduciary, shall be entitled to separately direct the vote of a portion of the number of votes with respect to which a signed voting-direction instrument is not timely received from other Participants (or, if applicable, Beneficiaries) ("Undirected Votes"). Such direction with respect to each Participant (or, if applicable, Beneficiary) who timely elects to direct the vote of Undirected Votes as a named fiduciary shall be with respect to a number of Undirected Votes equal to the total number of Undirected Votes multiplied by a fraction, the numerator of which is the total number of votes attributable to such Participant (or Beneficiary) and the denominator of which is the total number of votes attributable to all Participants (or, if applicable, Beneficiaries) who timely elect to vote Undirected Votes as a named fiduciary.

             (b) Responding to Tender and Exchange Offers. Each Participant (or, if applicable, Beneficiary), as a named fiduciary, shall have the right, to the extent of the number of shares of Company Stock attributable to such Participant's (or Beneficiary's) Account in the Company Stock Fund, to direct the Trustee in writing as to the manner in which to respond to such tender or exchange offer with respect to shares of Company Stock. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or, if applicable, Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Company Stock allocated to such Participant's Account in the Company Stock Fund. If the Trustee shall not receive timely instructions from a Participant (or, if applicable, Beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant (or Beneficiary) has the right of direction. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share.

             Any instructions received by the Trustee from Participants (or, if applicable, Beneficiaries) pursuant to this Section 16.10 shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or Employees of the Company or a Related Company; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Company, a Related Company or any Employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including Employees, officers and directors of the Company and its Related Companies.

      16.11  Registration and Disclosure for Company Stock

             The Administrator shall be responsible for determining the applicability (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and any other applicable blue sky law. The Administrator shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities.

17    TRUST ADMINISTRATION

      17.1   Trustee to Construe Trust

             The Trustee shall have the discretionary authority to construe those provisions of the Plan and Trust which relate to the Trustee and to do all things necessary or convenient to the administration of the Trust, whether or not such powers are specifically set forth in the Plan and Trust. Actions taken in good faith by the Trustee shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law.

      17.2   Trustee To Act As Owner of Trust Assets

             Subject to the specific conditions and limitations set forth in the Plan and Trust, the Trustee shall have all the power, authority, rights and privileges of an absolute owner of the Trust assets and, not in limitation but in amplification of the foregoing, may:

             (a) receive, hold, manage, invest and reinvest, sell, tender, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust;

             (b) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges, exercise options and register any securities in the Trust in the name of the nominee, in federal book entry form or in any other form as shall permit title thereto to pass by delivery;

             (c) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose, by judicial proceedings or otherwise, or defend against the same, any obligations or claims in favor of or against the Trust; and

             (d) lend, through a collective investment fund, any securities held in such collective investment fund to brokers, dealers or other borrowers and to permit such securities to be transferred into the name and custody and be voted by the borrower or others.

      17.3   United States Indicia of Ownership

             The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the United States, except as authorized under ERISA section 404(b).

      17.4   Tax Withholding and Payment

             (a) Withholding. The Trustee shall calculate and withhold federal (and, if applicable, state) income taxes with regard to any Eligible Rollover Distribution that is not paid as a Direct Rollover in accordance with the Participant's withholding election or as required by law if no election is made or the election is less than the amount required by law. With regard to any taxable distribution that is not an Eligible Rollover
                   Distribution, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes in accordance with the Participant's withholding election or as required by law if no election is made.

             (b) Taxes Due From Investment Funds. The Trustee shall pay from the Investment Fund any taxes or assessments imposed by any taxing or governmental authority on such Investment Fund or its income, including related interest and penalties.

      17.5   Trust Accounting

             (a) Annual Report. Within 60 days (or other reasonable period) following the close of the Plan Year, the Trustee shall provide the Administrator with an annual accounting of Trust assets and information to assist the Administrator in meeting ERISA's annual reporting and audit requirements.

             (b) Periodic Reports. The Trustee shall maintain records and provide sufficient reporting to allow the Administrator to properly monitor the Trust's assets and activity.

             (c) Administrator Approval. Approval of any Trustee accounting shall automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

      17.6   Valuation of Certain Assets

             If the Trustee determines the Trust holds any asset which is not readily tradable and listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended, the Trustee may engage a qualified independent appraiser to determine the fair market value of such property, and the appraisal fees shall be paid from the Investment Fund containing the asset.

      17.7   Legal Counsel

             The Trustee may consult with legal counsel of its choice, including counsel for the Employer or counsel of the Trustee, upon any question or matter arising under the Plan and Trust. When relied upon by the Trustee, the opinion of such counsel shall be evidence that the Trustee has acted in good faith.

      17.8   Fees and Expenses

             The Trustee's fees for its services as Trustee shall be such as may be mutually agreed upon by the Company and the Trustee. Trustee fees and all reasonable expenses of counsel and advisors retained by the Trustee shall be paid in accordance with Section 6.

      17.9   Trustee Duties and Limitations

             The Trustee's duties, unless otherwise agreed to by the Trustee, shall be confined to construing the terms of the Plan and Trust as they relate to the Trustee, receiving funds on behalf of and making payments from the Trust, safeguarding and valuing Trust assets, investing and reinvesting Trust assets in the Investment Funds as directed by the Administrator, Participants or Beneficiaries, and those duties as described in this Section 17.

             The Trustee shall have no duty or authority to ascertain whether Contributions are in compliance with the Plan, to enforce collection or to compute or verify the accuracy or adequacy of any amount to be paid to it by the Employer. The Trustee shall not be liable for the proper application of any part of the Trust with respect to any disbursement made at the direction of the Administrator.

18    RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION

      18.1   Plan Does Not Affect Employment Rights

             The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

      18.2   Compliance With USERRA

             Notwithstanding any provision of the Plan to the contrary, with regard to an Employee who after serving in the uniformed services is reemployed on or after December 12, 1994, within the time required by USERRA, contributions shall be made and benefits and service credit shall be provided under the Plan with respect to his or her qualified military service (as defined in Code section 414(u)(5)) in accordance with Code section 414(u). Furthermore, notwithstanding any provision of the Plan to the contrary, Participant loan payments may be suspended during a period of qualified military service.

      18.3   Limited Return of Contributions

             Except as provided in this Section 18.3, (i) Plan assets shall not revert to the Employer nor be diverted for any purpose other than the exclusive benefit of Participants and Beneficiaries and defraying reasonable expenses of administering the Plan; and (ii) a Participant's vested interest shall not be subject to divestment. As provided in ERISA section 403(c)(2), the actual amount of a Contribution or portion thereof made by the Employer (or the current value of such if a net loss has occurred) may revert to the Employer if:

             (a) such Contribution or portion thereof is made by reason of a mistake of fact;

             (b) a determination with respect to the initial qualification of the Plan under Code section 401(a) is not received and a request for such determination is made within the time prescribed under Code section 401(b) (the existence of and Contributions under the Plan are hereby conditioned upon such initial qualification); or

             (c) such Contribution or portion thereof is not deductible under Code section 404 (such Contributions are hereby conditioned upon such deductibility) in the taxable year of the Employer for which the Contribution is made.

             The reversion to the Employer must be made (if at all) within one year of the mistaken payment, the date of denial of qualification, or the date of disallowance of deduction, as the case may be. A Participant shall have no rights under the Plan with respect to any such reversion.

      18.4   Assignment and Alienation

             As provided by Code section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

             (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO; or

             (b) to use a Participant's vested Account balance as security for a loan from the Plan which is permitted pursuant to Code section 4975.

      18.5   Facility of Payment

             If a  Plan  benefit  is  due  to be  paid  to a  minor  or  if  the
             Administrator reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him or her, the Administrator shall have the payment of the benefit, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or conservator of the payee. Any payment shall to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

      18.6   Reallocation of Lost Participant's Accounts

             If the Administrator cannot locate a person entitled to payment of a Plan benefit after a reasonable search, the Administrator may at any time thereafter treat such person's Account as forfeited and use such amount to reduce future Contributions to be made by an Employer as soon as administratively feasible. If such person subsequently presents the Administrator with a valid claim for the benefit, such person shall be paid the amount treated as forfeited, plus the interest that would have been earned in the Sweep Account to the date of determination. The Administrator shall pay the amount through an additional amount contributed by the Employer.

      18.7   Suspension of Certain Plan Provisions During Conversion Period

             Notwithstanding any provision of the Plan to the contrary, during any Conversion Period, in accordance with procedures established by the Administrator and the Trustee, the Administrator may temporarily suspend, in whole or in part, certain provisions under the Plan, which may include, but are not limited to, a Participant's right to change his or her Contribution election, a Participant's right to change his or her investment election and a Participant's right to borrow or withdraw from his or her Account or obtain a distribution from his or her Account.

      18.8   Suspension of Certain Plan Provisions During Other Periods

             Notwithstanding any provision of the Plan to the contrary, in accordance with procedures established by the Administrator and the Trustee, the Administrator may temporarily suspend a Participant's right to borrow or withdraw from his or her Account or obtain a distribution from his or her Account, if (i) the Administrator receives a domestic relations order and the Participant's Account is a source of the payment for such domestic relations order, or
             (ii) if the Administrator receives notice that a domestic relations order is being sought by the Participant, his or her spouse, former spouse, child or other dependent (as defined in Code section 152) and the Participant's Account is a source of the payment for such domestic relations order. Such suspension may continue for a reasonable period of time (as determined by the Administrator) which may include the period of time the Administrator, a court of competent jurisdiction or other appropriate person is determining whether the domestic relations order qualifies as a QDRO.

      18.9   Claims Procedure

             (a) Right to Make Claim. An interested party who disagrees with the Administrator's determination of his or her right to Plan benefits must submit a written claim and exhaust this claim procedure before legal recourse of any type is sought. The claim must include the important issues the interested party believes support the claim. The Administrator, pursuant to the authority provided in the Plan, shall either approve or deny the claim.

             (b) Process for Denying a Claim. The Administrator's partial or complete denial of an initial claim must include an understandable, written response covering (1) the specific reasons why the claim is being denied (with reference to the pertinent Plan provisions) and (2) the steps necessary to perfect the claim and obtain a final review.

             (c) Appeal of Denial and Final Review. The interested party may make a written appeal of the Administrator's initial decision, and the Administrator shall respond in the same manner and form as prescribed for denying a claim initially.

             (d) Time Frame. The initial claim, its review, appeal and final review shall be made in a timely fashion, subject to the following time table:

                                                               Days to Respond
                   Action                                     From Last Action
                   ------                                     ----------------

                   Administrator determines benefit                        NA
                   Interested party files initial request             60 days
                   Administrator's initial decision                   90 days
                   Interested party requests final review             60 days
                   Administrator's final decision                     60 days

                   However, the Administrator may take up to twice the maximum response time for its initial and final review if it provides an explanation within the normal period of why an extension is needed and when its decision shall be forthcoming.

      18.10  Construction

             Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. The singular and plural shall be interchanged wherever appropriate. References to Participant shall include Alternate Payee and/or Beneficiary when appropriate and even if not otherwise already expressly stated.

      18.11  Jurisdiction and Severability

             The Plan and Trust shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the State of New Jersey. If any provision of the Plan and Trust is or becomes invalid or otherwise unenforceable, that fact shall not affect the validity or enforceability of any other provision of the Plan and Trust. All provisions of the Plan and Trust shall be so construed as to render them valid and enforceable in accordance with their intent.

      18.12  Indemnification by Employer

             The Employers hereby agree to indemnify all Plan fiduciaries against any and all liabilities resulting from any action or inaction, (including a Plan termination in which the Company fails to apply for a favorable determination from the Internal Revenue Service with respect to the qualification of the Plan upon its termination), in relation to the Plan or Trust (i) including (without limitation) expenses reasonably incurred in the defense of any claim relating to the Plan or its assets, and amounts paid in any settlement relating to the Plan or its assets, but (ii) excluding liability resulting from actions or inactions made in bad faith, or resulting from the negligence or willful misconduct of the Trustee. The Company shall have the right, but not the obligation, to conduct the defense of any action to which this Section applies. The Plan fiduciaries are not entitled to indemnity from the Plan assets relating to any such action.

19    AMENDMENT, MERGER, DIVESTITURES AND TERMINATION

      19.1   Amendment

             The Company reserves the right to amend the Plan and Trust at any time, to any extent and in any manner it may deem necessary or appropriate. The Company (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of the Plan and Trust under Code sections 401(a) and 501(a). If the Committee is acting as the Administrator in accordance with
             Section 15.6, it shall have the authority to adopt Plan and Trust amendments which have no substantial adverse financial impact upon any Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

             (a) become effective unless it has been adopted in accordance with the procedures set forth in Section 19.5;

             (b) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

             (c) decrease the rights of any Participant to benefits accrued (including the elimination of optional forms of benefits) to the date on which the amendment is adopted, or if later, the date upon which the amendment becomes effective, except to the extent permitted under ERISA and the Code; nor

             (d) permit a Participant to be paid any portion of his or her Account subject to the distribution rules of Code section 401(k) unless the payment would otherwise be permitted under Code section 401(k).

      19.2   Merger

             The Plan and Trust may not be merged or consolidated with, nor may its assets or liabilities be transferred to, another plan unless each Participant and Beneficiary would, if the resulting plan were then terminated, receive a benefit just after the merger, consolidation or transfer which is at least equal to the benefit which would be received if either plan had terminated just before such event.

      19.3   Divestitures

             In the event of a sale by an Employer  which is a  corporation  of:
             (i) substantially all of the Employer's assets used in a trade or business to an unrelated corporation, or (ii) a sale of such Employer's interest in a subsidiary to an unrelated entity or individual, lump sum distributions shall be permitted from the Plan, except as provided below, to Participants with respect to Employees who continue employment with the corporation acquiring such assets or who continue employment with such subsidiary, as applicable.

             Notwithstanding, distributions shall not be permitted if the purchaser agrees, in connection with the sale, to be substituted as the Company as the sponsor of the Plan or to accept a transfer in a transaction subject to Code section 414(l)(1) of the assets and liabilities representing the Participants' benefits into a plan of the purchaser or a plan to be established by the purchaser.

      19.4   Plan Termination and Complete Discontinuance of Contributions

             The Company may, at any time and for any reason, terminate the Plan in accordance with the procedures set forth in Section 19.5, or completely discontinue contributions.

             In the event of the Plan's termination, if no successor plan is established or maintained, lump sum distributions shall be made in accordance with the terms of the Plan as in effect at the time of the Plan's termination or as thereafter amended, provided that a post-termination amendment shall not be effective to the extent that it violates Section 19.1 unless it is required in order to maintain the qualified status of the Plan upon its termination. The Trustee's and Employer's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed.

      19.5   Amendment and Termination Procedures

             The following procedural requirements shall govern the adoption of any amendment or termination (a "Change") of the Plan and Trust:

             (a) The Company may adopt any Change by action of its board of directors in accordance with its normal procedures.

             (b)   The Committee,  if acting as Administrator in accordance with
                   Section 15.6, may adopt any Change within the scope of its authority provided under Section 19.1 and in the manner specified in Section 15.7(a).

             (c) Any Change must be (1) set forth in writing, and (2) signed and dated by a corporate officer of the Company or, in the case of a Change adopted by the Committee, at least one of its members.

             (d) If the effective date of any Change is not specified in the document setting forth the Change, it shall be effective as of the date it is signed by the last person whose signature is required under clause (2) above, except to the extent that another effective date is necessary to maintain the qualified status of the Plan and Trust under Code sections 401(a) and 501(a).

             (e)   No Change  shall  become  effective  until it is accepted and
                   signed   by  the   Trustee   (which   acceptance   shall  not
                   unreasonably be withheld).

      19.6   Termination of Employer's Participation

             Any Employer may, at any time and for any reason, terminate its Plan participation by action of its board of directors in accordance with its normal procedures. Written notice of such action shall be signed and dated by a corporate officer of the Employer and delivered to the Company. If the effective date of such action is not specified, it shall be effective on, or as soon as reasonably practicable after, the date of delivery. Upon the Employer's request, the Company may instruct the Trustee and Administrator to spin off all affected Accounts and underlying assets into a separate qualified plan under which the Employer shall assume the powers and duties of the Company. Alternatively, the Company may continue to maintain the Accounts under the Plan.

      19.7   Replacement of the Trustee

             The Trustee may resign as Trustee under the Plan and Trust or may be removed by the Company at any time upon at least 90 days written notice (or less if agreed to by both parties). In such event, the Company shall appoint a successor trustee by the end of the notice period. The successor trustee shall then succeed to all the powers and duties of the Trustee under the Plan and Trust. If no successor trustee has been named by the end of the notice period, the Company's chief executive officer shall become the trustee, or if he or she declines, the Trustee may petition the court for the appointment of a successor trustee.

      19.8   Final Settlement and Accounting of Trustee

             (a) Final Settlement. As soon as administratively feasible after its resignation or removal as Trustee, the Trustee shall transfer to the successor trustee all property currently held by the Trust. However, the Trustee is authorized to reserve such sum of money as it may deem advisable for payment of its accounts and expenses in connection with the settlement of its accounts or other fees or expenses payable by the Trust. Any balance remaining after payment of such fees and expenses shall be paid to the successor trustee.

             (b)   Final   Accounting.   The  Trustee   shall  provide  a  final
                   accounting to the Administrator within 90 days of the date Trust assets are transferred to the successor trustee.

             (c) Administrator Approval. Approval of the final accounting shall automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.


       APPENDIX A - MAPPING OF ACCOUNTS

                             -------------------------------------------------------------------------------------------------
                              CENTURY TELEPHONE ENTERPRISES, INC. DOLLARS & SENSE PLAN AND TRUST
 -----------------------------------------------------------------------------------------------------------------------------

Predecessor Plan Name/     Date of    Employee                           ESOP    Employer  Additional  Discretionary    Prior
 Name of Accounts           Transfer   Pre-Tax    After-Tax   Rollover  Transfer    Match     Match        Match       Match
 -----------------------------------------------------------------------------------------------------------------------------
 San Marcos Telephone
 Company,Inc. and SM        07/01/93
 Telecorp Companies
 Retirement Plan:                         x
 |X|   Pre-Tax                                       x
 |X|   After-Tax                                                x
 |X|   Rollover                                                                                                           x
 |X|   Prior Match
 -----------------------------------------------------------------------------------------------------------------------------
 PacifiCorp K Plus
 Employee Savings Plan:1    01/10/98
 |X|   Pre-Tax                            x
 |X|   After-Tax                                    x
 |X|   Rollover                                                 x
 |X|   Company Match 2                                                                                                   x
 -----------------------------------------------------------------------------------------------------------------------------

 1  Account Names were provided by the recordkeeper and not specifically identified in plan document for the PacifiCorp K
    Plus Employee  Savings Plan.
 2  A former PacifiCorp K Plus Employee Savings Plan participant's interest in the PacifiCorp K Plus Employee Stock Ownership
    Plan was liquidated and deposited to his or her Company Match Account under the plan prior to the date of transfer to the Plan.

       APPENDIX B - INVESTMENT FUNDSAPPENDIX B - INVESTMENT FUNDS


I.    Investment Funds Available

      The Investment Funds offered under the Plan as of the Effective Date include this set of daily valued funds:

                   Category               Funds
                   --------               -----

                   Money Market           Money Market
                   ------------           ------------

                   Income                 Bond Index
                   ------                 ----------

                   Balanced               Asset Allocation
                   --------               ----------------

                   Equity                 Company Stock
                   ------                 -------------
                                          Growth Stock
                                          ------------
                                          S&P 500 Stock
                                          -------------

                  Combination             LifePath Series
                  -----------             ---------------

      Effective January 10, 1998 assets from the PacifiCorp K Plus Employee Savings Plan shall be transferred to the Plan attributable to the account balances of certain participants thereunder who as of the date of transfer are Participants in the Plan. Such assets shall include cash and PacifiCorp Stock to the extent of each such participant's investment in the "Company Stock Fund" under such plan. A PacifiCorp Stock Fund shall be established under the Plan to hold such assets. The PacifiCorp Stock Fund shall be comprised of PacifiCorp Stock and sufficient deposit or money market type assets to handle the PacifiCorp Stock Fund's liquidity and disbursement needs. A Participant's existing investment in the PacifiCorp Stock Fund as of the date of transfer and earnings thereon may continue to be invested in the PacifiCorp Stock Fund until the Participant directs otherwise or, if earlier, the date the Fund is liquidated in accordance with the direction of the Administrator. The PacifiCorp Stock Fund is not otherwise designated as available for investment by Participants or Beneficiaries.

      Each Participant (or, in the event of the Participant's death, the Participant's Beneficiary) shall be entitled to instruct the Trustee as to the voting or tendering of any full or partial shares of PacifiCorp Stock held on his or her behalf in the PacifiCorp Stock Fund. Prior to such voting or tendering of PacifiCorp Stock, each Participant (or, if applicable, Beneficiary) shall receive a copy of the proxy solicitation or other material relating to such vote or tender decision and a form for the Participant (or, if applicable, Beneficiary) to complete which confidentially instructs the Trustee to vote or tender such shares in the manner indicated by the Participant (or, if applicable, Beneficiary). Upon receipt of such instructions, the Trustee shall act with respect to such shares as instructed.

      With regard to shares for which the Trustee receives no voting or tendering instructions from Participants (or, if applicable, Beneficiaries), the Administrator shall instruct the Trustee with respect to how to vote or tender such shares and the Trustee shall act with respect to such shares as instructed.


II.   Default Investment Fund

      The default Investment Fund as of the Effective Date is the Money Market Fund.


III.  Accounts For Which Investment is Restricted

      A Participant may direct the investment of his or her entire Account except for his or her Employer Match, Additional Match and Discretionary Match Accounts, and except as otherwise provided in Section 7, which as of the Effective Date shall be invested in the Company Stock Fund.


IV.   Maximum Percentage Restrictions Applicable to Certain Investment Funds

      As of the Effective Date, there are no maximum percentage restrictions applicable to any Investment Funds.


              APPENDIX C - PAYMENT OF PLAN FEES AND EXPENSES


As of the Effective Date, payment of Plan fees and expenses shall be as follows:

I. Investment Management Fees: These are paid by Participants in that management fees reduce the investment return reported and credited to Participants, except that the Employer shall pay the fees related to the Company Stock Fund and the PacifiCorp Stock Fund. These are paid by the Employer on a quarterly basis.

II. Recordkeeping Fees: These are paid by the Employer on a quarterly basis, except that with regard to a Participant who is no longer an Employee or a Beneficiary, these are paid by the Participant and are assessed monthly and billed/collected from Accounts quarterly.

III. Loan Fees: A $3.50 per month fee is assessed and billed/collected quarterly from the Account of each Participant who has an outstanding loan balance, except with regard to a Participant who has an outstanding loan balance attributable to a loan transferred from the PacifiCorp K Plus Employee Savings Plan.

IV. Investment Fund Election Changes: For each Investment Fund election change by a Participant, in excess of four changes per year, a $10 fee shall be assessed and billed/collected quarterly from the Participant's Account.

V. Periodic Installment Payment Fees: A $3.00 per check fee shall be assessed and billed/collected quarterly from the Account of each Participant for whom a check representing a periodic installment payment is issued.

VI. Additional Fees Paid by Employer: All other Plan related fees and expenses shall be paid by the Employer. To the extent that the Administrator later elects that any such fees shall be borne by Participants, estimates of the fees shall be determined and reconciled, at least annually, and the fees shall be assessed monthly and billed/collected from Accounts quarterly.


                          APPENDIX D - LOAN INTEREST RATE


As of the Effective Date, the interest rate charged on Participant loans shall be equal to the prime rate published in The Wall Street Journal at the time the loan is processed, plus 3%. If multiple prime rates are published in The Wall Street Journal, the prime rate selected shall be the rate closest to the last prime rate used for this purpose.